UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PHILLIPS EDISON — ARC SHOPPING CENTER REIT INC.

(Name of Registrant as Specified in its Charter)

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☑	No fee required.
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PHILLIPS EDISON — ARC SHOPPING CENTER REIT INC.
11501 Northlake Drive
Cincinnati, Ohio 45249

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS
AND INTERNET AVAILABILITY OF PROXY MATERIALS

Dear Stockholder:

On Wednesday, July 9, 2014, we will hold our 2014 annual meeting of stockholders at 222 S. Main Street, Suite 1730, Salt Lake City, Utah 84101. The meeting will begin at 11:00 a.m. mountain daylight time.

We are holding this meeting to:

1.   Elect five directors to hold office for one-year terms expiring in 2015.
      The Board of Directors recommends a vote FOR each nominee.
2.   Approve three proposals to amend our charter.
      A.    Eliminate certain provisions of our charter that had previously been required by state securities administrators in connection with our initial public offering or that relate to such required provisions.
      B.    Add language to specify that the charter provision regarding the requirements of tender offers will only apply until we list our shares on a national securities exchange.
      C.    Add a provision that enables us to declare and pay a dividend of one class of our stock to the holders of shares of another class of stock.
      The Board of Directors recommends a vote FOR each of these proposals.
3.   Permit our board of directors to adjourn the annual meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.
      The Board of Directors recommends a vote FOR the proposal.
4.   Attend to such other business as may properly come before the meeting and any adjournment or postponement thereof.

The board of directors has selected April 21, 2014 as the record date for determining stockholders entitled to vote at the meeting.

This proxy statement and proxy card are being mailed to you on or about April 30, 2014. Our 2013 annual report, which is not a part of the proxy soliciting material, has been mailed to each of our stockholders of record as of the close of business on April 21, 2014.

Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded as early as possible. Stockholders have the following three options for submitting their votes by proxy: (1) via the Internet; (2) by telephone; or (3) by mail, using the enclosed proxy card.

Your vote is very important! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 9, 2014:

Our proxy statement, form of proxy card and 2013 annual report to stockholders are also available at
http://phillipsedison-arc.com/Proxy-Materials.aspx

By Order of the Board of Directors

Jeffrey S. Edison
Chairman

Cincinnati, Ohio
April 30, 2014

QUESTIONS AND ANSWERS

We are providing you with this proxy statement, which contains information about the items to be voted on at our annual stockholders meeting. To make this information easier to understand, we have presented some of the information in a question-and-answer format.

Q:	Why did you send me this proxy statement?
A:	We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares at the 2014 annual stockholders meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting.
Q:	What is a proxy?
A:	A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing John B. Bessey, R. Mark Addy and Devin I. Murphy, each of whom are our officers, as your proxies, and you are giving them permission to vote your shares of common stock at the annual meeting. The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions. If you submit your proxy without instructions, the appointed proxies will vote FOR all of the director nominees, FOR the three proposals to amend our charter, and FOR the proposal to adjourn the annual meeting to solicit additional proxies if necessary. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, they will not vote your shares of common stock.
Q:	When is the annual meeting and where will it be held?
A:	The annual meeting will be held on Wednesday, July 9, 2014, at 11:00 a.m. mountain daylight time at 222 S. Main Street, Suite 1730, Salt Lake City, Utah 84101.
Q:	Who is entitled to vote?
A:	Anyone who is a stockholder of record at the close of business on April 21, 2014, the record date, or holds a valid proxy for the annual meeting, is entitled to vote at the annual meeting. Every stockholder is entitled to one vote for each share of common stock held, including fractional shares.
Q:	How many shares of common stock are outstanding?
A:	As of April 21, 2014, there were 182,169,110 shares of our common stock issued and outstanding.
Q:	What is a “quorum”?
A:	A quorum consists of the presence in person or by proxy of stockholders entitled to cast 50% of all the votes entitled to be cast at the annual meeting. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. Generally, if you submit your proxy, then you will at least be considered part of the quorum.
Q:	What may I vote on?
A:	You may vote on the election of nominees to serve on the board of directors, the amendment of our charter, the adjournment of our annual meeting to solicit additional proxies if necessary, and on any other proposal to be voted on.
Q:	How does the board of directors recommend I vote on each proposal?
A:	The board of directors recommends a vote FOR each of the nominees for election as a director who are named as such in this proxy statement, a vote FOR the three proposals to amend our charter, and a vote FOR the proposal to adjourn the annual meeting to solicit additional proxies if necessary.

Q:	How do I vote?
A:	Stockholders can vote in person at the meeting or by proxy. Stockholders have the following three options for submitting their votes by proxy:

•      via the Internet at www.2voteproxy.com/ph;
•      by telephone, by calling 1-800-830-3542; or
•      by mail, by completing, signing, dating and returning the enclosed proxy card.

For those stockholders with Internet access, we encourage you to vote via the Internet, since it is quick, convenient and provides a cost savings to us. When you vote via the Internet or by telephone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. For further instructions on voting, see the enclosed proxy card.

If you elect to attend the meeting, you can submit your vote in person, and any previous votes that you submitted, whether by Internet, telephone or mail, will be superseded. If you return your signed proxy, you shares will be voted as you instruct, unless you give no instructions with respect to one or more of the proposals. In this case, unless you later instruct otherwise, your shares of common stock will be voted “FOR” the nominees for director, “FOR” the proposals to amend our charter, and “FOR” the proposal to adjourn the annual meeting to solicit additional proxies if necessary. With respect to any other proposals to be voted on, your shares of common stock will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of Messrs. Bessey, Addy and Murphy.

Q:	What if I submit my proxy and then change my mind?
A:	You have the right to revoke your proxy at any time before the meeting by:

(1)    notifying Devin I. Murphy, our Secretary;
(2)    attending the meeting and voting in person;
(3)    returning another proxy card dated after your first proxy card, if we receive it before the annual meeting date; or
(4)    recasting your proxy vote via the Internet or by telephone.

Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting.

Q:	Will my vote make a difference?
A:	Yes. Your vote could affect the composition of our board of directors and whether our charter is amended. Moreover, your vote is needed to ensure that the proposals can be acted upon. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Q:	What are the voting requirements to elect the board of directors?
A:	With regard to the election of directors, you may vote “FOR ALL” of the nominees, you may withhold your vote for all of the nominees by voting “WITHHOLD ALL”, or you may vote for all of the nominees except for certain nominees by voting “FOR ALL EXCEPT” and listing the corresponding number of the nominee(s) for whom you want your vote withheld in the space provided on the proxy card. Under our charter, a majority of the shares present in person or by proxy at an annual meeting at which a quorum is present is required for the election of the directors. This means that, of the shares present in person or by proxy at an annual meeting, a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the board of directors. Because of this majority vote requirement, “withhold” votes and broker non-votes (discussed below) will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a

“holdover” director until his or her successor is duly elected and qualified. If you submit a proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the board of directors.
Q:	What are the voting requirements to approve the proposals to amend the charter?
A:	Approval of the three proposals to amend our charter requires the affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote thereon. Abstentions and broker non-votes will have the same effect as votes against the proposals to amend our charter. Proxies received will be voted FOR the proposals to amend our charter unless stockholders designate otherwise.
Q:	What are the voting requirements to approve the proposal to adjourn the annual meeting to solicit additional proxies if necessary?
A:	Approval of the proposal to adjourn the annual meeting to solicit additional proxies if necessary requires the affirmative vote of the holders of at least a majority of the votes cast thereon. You may vote for or against or abstain on the proposal. Abstentions and broker non-votes will not have an effect on the proposal to adjourn the annual meeting to solicit additional proxies if necessary. Proxies received will be voted FOR the proposal to adjourn the annual meeting to solicit additional proxies if necessary unless stockholders designate otherwise.
Q:	What is a “broker non-vote”?
A:	A “broker non-vote” occurs when a broker holding stock on behalf of a beneficial owner submits a proxy but does not vote on a non-routine proposal because the broker does not have discretionary power with respect to that item and has not received instructions from the beneficial owner. Brokers may not exercise discretionary voting in uncontested director elections at stockholder meetings and are prohibited from giving a proxy to vote with respect to an election of directors without receiving voting instructions from a beneficial owner. Brokers also may not exercise discretionary voting with respect to the amendment of our charter. Beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with the election of directors or the amendment of our charter. However, even without such instructions, the shares of beneficial owners will be treated as present for the purposes of establishing a quorum if the broker votes such shares on the proposal regarding the adjournment of the meeting, which proposal is a routine matter with respect to which brokers have discretionary authority to vote.
Q:	How will voting on any other business be conducted?
A:	Although we do not know of any business to be considered at the annual meeting other than the election of directors and the proposals to amend our charter, if any other business is properly presented at the annual meeting, a submitted proxy gives authority to John B. Bessey, R. Mark Addy and Devin I. Murphy, and each of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.
Q:	When are the stockholder proposals for the next annual meeting of stockholders due?
A:	Stockholders interested in nominating a person as a director or presenting any other business for consideration at our annual meeting of stockholders in 2015 may do so by following the procedures prescribed in Section 2.12 of our Bylaws and in Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”). To be eligible for presentation to and action by the stockholders at the 2015 annual meeting and to also be eligible for inclusion in our proxy statement for the 2015 annual meeting, director nominations and other stockholder proposals must be received by our secretary no earlier than December 1, 2014 and no later than December 31, 2014.

Q:	Who pays the cost of this proxy solicitation?
A:	We will pay all of the costs of soliciting these proxies. We have contracted with Boston Financial Data Services (“BFDS”), to assist us in the distribution of proxy materials and the solicitation of proxies. We expect to pay BFDS fees of approximately $133,000 to solicit proxies plus other fees and expenses for other services related to this proxy solicitation, including the review of proxy materials; dissemination of brokers’ search cards; distribution of proxy materials; operating online and telephone voting systems; and receipt of executed proxies. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.
Q:	Is this proxy statement the only way that proxies are being solicited?
A:	No. In addition to mailing proxy solicitation material, employees of BFDS and employees of our sub-advisor or its affiliates may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate.
Q:	If I plan to attend the annual meeting in person, should I notify anyone?
A:	While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would mark the appropriate box on the enclosed proxy card to let us know how many stockholders will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.
Q:	Where can I find more information?
A:	You may access, read and print copies of the proxy materials for this year’s annual meeting, including our proxy statement, form of proxy card, and annual report to stockholders, at the following Web address: http://phillipsedison-arc.com/Proxy-Materials.aspx.

We also file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the web site maintained by the SEC at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

CERTAIN INFORMATION ABOUT MANAGEMENT

The Board of Directors

Our board of directors has oversight responsibility for our operations and makes all major decisions concerning our business. We currently have five directors, all of whom are being nominated for reelection at the annual meeting. We currently have no vacant director positions. Our board of directors held four meetings during 2013. One of our directors, William M. Kahane, did not attend any of these meetings. For biographical information regarding our directors, see “Executive Officers and Directors” on page 17.

Our board of directors has established an Audit Committee and our charter has established a Conflicts Committee consisting of all of our independent directors. Information regarding each of the committees is set forth below.

Director Independence

Although our shares are not listed for trading on any national securities exchange, a majority of our directors, and all of the members of the Audit Committee and Conflicts Committee are “independent” as defined by the New York Stock Exchange (the “NYSE”). The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the board of directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder, or officer of an organization that has a relationship with us). The board of directors has determined that each of Leslie T. Chao, Paul J. Massey, Jr., and Stephen R. Quazzo is “independent” as defined by the NYSE.

The Audit Committee

General

The Audit Committee’s primary function is to assist our board of directors in fulfilling its responsibilities by overseeing our independent auditors and reviewing the financial information to be provided to our stockholders and others, overseeing the system of internal control over financial reporting that our management has established, and overseeing our audit and financial reporting process. The Audit Committee also is responsible for overseeing our compliance with applicable laws and regulations and for establishing procedures for the ethical conduct of our business. The Audit Committee fulfills these responsibilities primarily by carrying out the activities enumerated in the Audit Committee Charter adopted by our board of directors in 2010. The Audit Committee Charter is available on our web site at www.phillipsedison-arc.com/governance.aspx.

The members of the Audit Committee are Leslie T. Chao (Chairman), Paul J. Massey, Jr., and Stephen R. Quazzo. The board of directors has determined that Mr. Chao qualifies as the Audit Committee “financial expert” within the meaning of SEC rules. During 2013, the Audit Committee held four meetings.

Independent Auditors

During the year ended December 31, 2013, Deloitte & Touche LLP served as our independent auditor and provided certain domestic and international tax and other services. Deloitte & Touche LLP has served as our independent auditor since our formation. The Audit Committee intends to engage Deloitte & Touche LLP as our independent auditor to audit our financial statements for the year ending December 31, 2014. The Audit Committee may, however, select new auditors at any time in the future in its discretion if it deems such decision to be in our best interest. Any decision to select new auditors would be disclosed to the stockholders in accordance with applicable securities laws.

Representatives from Deloitte & Touche LLP are expected to be present at the annual meeting, to have the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions posed by any stockholders.

Preapproval Policies

The Audit Committee Charter imposes a duty on the Audit Committee to preapprove all auditing services performed for us by our independent auditors, as well as all permitted nonaudit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received “general” preapproval, it will require “specific” preapproval by the Audit Committee. Additionally, any proposed services exceeding “general” preapproved cost levels will require specific preapproval by the Audit Committee.

All requests or applications for services to be provided by the independent auditor that do not require specific preapproval by the Audit Committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general preapproval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditors.

Requests or applications to provide services that require specific preapproval by the Audit Committee will be submitted to the Audit Committee by both the independent auditors and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence. The Chairman of the Audit Committee has been delegated the authority to specifically preapprove all services not covered by the general preapproval guidelines up to an amount not to exceed $75,000 per occurrence. Amounts requiring preapproval in excess of $75,000 per occurrence require specific preapproval by all members of the Audit Committee prior to engagement of our independent auditors. All amounts specifically preapproved by the Chairman of the Audit Committee in accordance with this policy are to be disclosed to the full Audit Committee at the next regularly scheduled meeting.

All services rendered by Deloitte & Touche LLP for the year ended December 31, 2013 were preapproved in accordance with the policies and procedures described above.

Principal Auditor Fees

The Audit Committee reviewed the audit and nonaudit services performed by our principal auditor, as well as the fees charged by the principal auditor for such services. In its review of the nonaudit service fees, the Audit Committee considered whether the provision of such services is compatible with maintaining the independence of the principal auditor. The aggregate fees billed to us for professional accounting services, including the audit of our annual financial statements by our principal auditor, for the years ended December 31, 2013 and 2012, are set forth in the table below.

	2013	2012
Audit fees	$693,293	$426,000
Audit-related fees	87,500	61,296
Tax fees	82,500	35,000
All other fees	—	—
Total fees	$863,293	$522,296

For purposes of the preceding table, the principal auditor’s professional fees are classified as follows:

•	Audit fees — These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by the principal auditor in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements, including reviews of our financial statements included in the registration statements, as amended, related to our public offerings of common stock. Audit fees are presented for the period to which the audit work relates.

•	Audit-related fees — These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews, and consultation concerning financial accounting and reporting standards.
•	Tax fees — These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state, and local issues. Services also may include assistance with tax audits and appeals before the Internal Revenue Service and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence. Tax fees are presented for the period in which the services were provided.
•	All other fees — These are fees for any services not included in the above-described categories, including assistance with internal audit plans and risk assessments.

Report of the Audit Committee

The Audit Committee reviews the financial reporting process on behalf of the board of directors. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the independent auditors devote more time and have access to more information than does the Audit Committee. Accordingly, the Audit Committee’s role does not provide any special assurance with regard to our financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. In this context, the Audit Committee reviewed the 2013 audited financial statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with Deloitte & Touche LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of the financial statements and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 16 (Communication with Audit Committees). The Audit Committee received from and discussed with Deloitte & Touche LLP the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding that firm’s independence from us. In addition, the Audit Committee considered whether Deloitte & Touche LLP’s provision of nonaudit services is compatible with maintaining its independence from us.

The Audit Committee discussed with Deloitte & Touche LLP the overall scope and plans for the audit. The Audit Committee meets periodically with Deloitte & Touche LLP, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the Audit Committee recommended to the board of directors, and the board of directors approved, the inclusion of the 2013 audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.

April 10, 2014	The Audit Committee of the Board of Directors: Leslie T. Chao (Chairman), Paul J. Massey, Jr., and Stephen R. Quazzo

The Conflicts Committee

General

The members of our Conflicts Committee are Paul J. Massey, Jr. (Chairman), Leslie T. Chao, and Stephen R. Quazzo, all of whom are independent directors. Our charter empowers the Conflicts Committee to act on any matter that may be delegated to a committee under Maryland law. If a matter cannot be delegated to a committee under Maryland law but the Conflicts Committee has determined that the matter at issue is such that the exercise of independent judgment by directors who are affiliates of our advisor, American Realty Capital II Advisors, LLC, or our sub-advisor could reasonably be compromised, both the board of directors and the Conflicts Committee must approve the matter. Among the duties of the Conflicts Committee are the following:

•	reviewing and reporting on our policies (see “— Report of the Conflicts Committee — Review of Our Policies” below);
•	approving transactions with affiliates and reporting on their fairness to us (see “— Report of the Conflicts Committee — Certain Transactions with Related Persons” below);
•	supervising and evaluating the performance and compensation of our advisor and sub-advisor;
•	reviewing our expenses and determining that they are reasonable and within the limits prescribed by our charter;
•	approving borrowings in excess of the limit set forth in our charter;
•	discharging the board of directors’ responsibilities relating to compensation; and
•	approving acquisitions and dispositions.

The primary responsibilities of the Conflicts Committee are enumerated in our charter. The Conflicts Committee does not have a separate committee charter. The Conflicts Committee held five meetings during 2013.

Report of the Conflicts Committee

Review of Our Policies

The Conflicts Committee has reviewed our policies and determined that they are in the best interest of our stockholders. Set forth below is a discussion of the basis for that determination.

Offering Policy.  We ceased offering shares of common stock in our primary offering of 176,500,000 shares (which included 26,500,000 shares reallocated from our dividend reinvestment plan) on February 7, 2014 because we believe we have raised sufficient funds to acquire a diverse portfolio of income-producing assets to meet our stated investment objectives and terminating the primary offering was in the best interest of our stockholders. We continue to offer shares of common stock under our dividend reinvestment plan and may do so until we have sold all 6,176,000 shares available for sale, unless we register additional shares to be sold pursuant to our dividend reinvestment plan. We expect to use substantially all of the net proceeds from the sale of shares under our dividend reinvestment plan for general corporate purposes, including, but not limited to, the redemption of shares under our share repurchase program; funding reserves required by any financings of our investments; future funding obligations under any real estate loans receivable we may acquire; investments in real estate properties and real estate-related loans and securities, which would include payment of acquisition fees to our advisor and sub-advisor; the repayment of debt; and other cash uses related to our investments, such as capital expenditures, tenant improvement costs and leasing costs related to our investments in real estate properties. For the year ended December 31, 2013, the costs of raising capital in our primary offering and our dividend reinvestment plan represented 10.4% of the capital raised. However, we are not required to reimburse any of these costs to the extent they exceed 11.5% of the capital raised in our offerings, measured at the termination of our offerings.

Acquisition and Investment Policies.  We expect to use substantially all of the remaining proceeds from our initial public offering to acquire and manage a diverse portfolio of real estate properties and real estate-related loans and securities. We plan to diversify our portfolio by geographic region, tenant mix, investment size and investment risk with the goal of attaining a portfolio that preserves and protects investor capital contributions, provides stable cash distributions and realizes growth in the value of assets upon the sale of such assets. We intend to allocate at least 90.0% of our portfolio to investments in grocery-anchored neighborhood and community shopping centers throughout the United States with a focus on well-located shopping centers that are well occupied at the time of purchase and typically cost less than $20.0 million per property. We also intend to allocate no more than 10.0% of our portfolio to other real estate properties, real estate-related loans and securities and the equity securities of other REITs and real estate companies. Although these percentages represent our target portfolio, we may make adjustments to our target portfolio based on real estate market conditions and investment opportunities. We will not forego a good investment opportunity because it does not precisely fit our expected portfolio composition. We believe that there are sufficient acquisition opportunities that meet this investment focus. Affiliates of our sub-advisor have extensive expertise with these types of real estate investments.

Borrowing Policies.  Our borrowing strategy is to utilize primarily secured and possibly unsecured debt to finance our investment portfolio. We may elect to secure financing subsequent to the acquisition date on future real estate properties and initially acquire investments without debt financing. Once we have fully invested the proceeds of our initial public offering, we expect our debt financing to be between 30% and 40% of the cost of our tangible assets (before deducting depreciation or other noncash reserves). There is no limit on the amount we may borrow for the purchase of any single investment. Our charter limits our borrowings to 300% of our net assets; however, we may exceed that limit if the majority of the Conflicts Committee approves each borrowing in excess of our charter limitation and we disclose such borrowings to our stockholders in our next quarterly report with an explanation from the Conflicts Committee of the justification for the excess borrowing. To the extent financing in excess of this limit is available at attractive terms or is deemed to be temporary in nature, the Conflicts Committee may approve debt in excess of this limit. From time to time, our debt financing may be below 30% of the cost of all of our tangible assets due to the lack of availability of debt financing or due to temporarily having excess liquidity or cash on hand. As of December 31, 2013, our borrowings were approximately 16.0% of the cost of our real estate assets. We believe the current borrowing policies are in the best interests of our stockholders because they provide us with an appropriate level of flexibility to purchase assets promptly and begin generating returns quickly, while limiting risk to stockholder capital associated with excessive leverage.

Disposition Policies.  We intend to hold our properties for an extended period, typically four to seven years, which we believe is the optimal period to enable us to capitalize on the potential for increased income and capital appreciation. The period that we will hold our investments in real estate-related assets will vary depending on the type of asset, interest rates and other factors. Our advisor or sub-advisor will develop a well-defined exit strategy for each investment we make, initially at the time of acquisition as part of the original business plan for the asset, and thereafter by periodically reviewing each asset to determine the optimal time to sell the asset and generate a strong return. The determination of when a particular investment should be sold or otherwise disposed of will be made after considering relevant factors, including prevailing and projected economic conditions, whether the value of the asset is anticipated to decline substantially, whether we could apply the proceeds from the sale of the asset to make other investments consistent with our investment objectives, whether disposition of the asset would allow us to increase cash flow, and whether the sale of the asset would constitute a prohibited transaction under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or otherwise impact our status as a REIT. Our disposition policy provides us with the flexibility to time and structure property sales in a manner that optimizes our investment return. For this reason, we believe the current disposition policy is in the best interests of our stockholders.

Policy Regarding Working Capital Reserves.  We may from time to time temporarily set aside available cash, including proceeds from our primary offering, rather than pay down debt or acquire properties, in order to provide financial flexibility or in the event that suitable acquisitions are not available. While temporarily setting aside funds will decrease the amount available to invest in real estate in the short term and, hence, may temporarily decrease future net income, we believe that it may be prudent under certain economic conditions to have these funds available, in addition to funds available from operations and borrowings.

Policies Regarding Operating Expenses.  We have the responsibility of limiting total operating expenses to no more than the greater of 2% of our average invested assets or 25% of our net income, as these terms are defined by our charter, unless the Conflicts Committee has determined that such excess expenses were justified based on unusual and non-recurring factors. For the four consecutive quarters ended December 31, 2013, total operating expenses represented 0.4% of average invested assets. For the four consecutive quarters ended December 31, 2013, we had a net loss of approximately $12.4 million.

Liquidation or Listing Policy.  If we do not begin the process of achieving a Liquidity Event by February 7, 2019, our charter requires either (1) an amendment to our charter to extend the deadline to begin the process of achieving a Liquidity Event or (2) the holding of a stockholder meeting to vote on a proposal for an orderly liquidation of our portfolio. A “Liquidity Event” could include a sale of our assets, a sale or merger of our company, a listing of our common stock on a national securities exchange, or other similar transaction. If we sought and failed to obtain stockholder approval of a charter amendment extending the deadline with respect to a Liquidity Event, our charter requires us to submit a plan of liquidation for the approval of our stockholder, and vice versa. If we sought and failed to obtain stockholder approval of both the charter amendment and our liquidation, we would continue our business. If we sought and obtained stockholder approval of our liquidation, we would begin an orderly sale of our properties and other assets. The precise timing of such sales would take account of the prevailing real estate and financial markets, the economic conditions in the submarkets where our properties are located and the U.S. federal income tax consequences to our stockholders.

We believe it is in the best interest of our stockholders not to list our shares of common stock on a national stock exchange at this time. In light of current conditions in the capital markets, we believe that listing our shares for trading on a national stock exchange at this time is not likely to enhance value for our stockholders. Additionally, we are still in the property-acquisition stage of our life cycle, and remaining unlisted improves our ability to purchase additional properties so that the real estate portfolio can achieve greater size and diversification. As we continue to acquire additional properties, we currently believe it is more cost effective to remain unlisted and utilize our advisor and sub-advisor as our external advisors at the present time than it would be to internalize all the resources necessary to operate a listed company. However, we remain open to considering all strategic alternatives should favorable opportunities arise at any time. In making the decision of whether to apply for listing of our shares, our directors will try to determine whether listing our shares or liquidating our assets will result in greater value for stockholders.

Transactions with Related Persons

Our charter requires our Conflicts Committee to review and approve all transactions involving our affiliates and us. Prior to entering into a transaction with an affiliate that is not covered by the advisory agreement with our advisor, a majority of the Conflicts Committee must conclude that the transaction is fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. In addition, our Code of Ethics lists examples of types of transactions with affiliates that would create prohibited conflicts of interest. Under the Code of Ethics, our officers and directors are required to bring potential conflicts of interest to the attention of the Chairman of our Audit Committee promptly. The Conflicts Committee has reviewed the material transactions between our affiliates and us since the beginning of 2012. There are no currently proposed material transactions with related persons other than those covered by the terms of the agreements described below. Set forth below is a description of such transactions and the Conflicts Committee’s report on their fairness.

Our advisor is wholly owned by our American Realty Capital sponsor. Our sub-advisor is directly or indirectly owned by our Phillips Edison sponsor, Michael C. Phillips and Jeffrey S. Edison. Additionally, certain of our officers, Messrs. Edison, Bessey, Addy, and Murphy, serve as the executive officers of our sub-advisor. Our property manager, Phillips Edison & Company, Ltd., is wholly owned by our Phillips Edison sponsor, and Messrs. Edison and Murphy hold key positions at our property manager. Our former dealer manager, Realty Capital Securities, LLC, is under common ownership with our American Realty Capital sponsor.

Our Relationship with Our Advisor and Sub-advisor

Pursuant to our advisory agreement, our advisor is entitled to specified fees for certain services, including managing our day-to-day activities and implementing our investment strategy. Our advisor has entered into a sub-advisory agreement with our sub-advisor, which manages our day-to-day affairs and our portfolio of real estate investments, subject to the board of directors’ supervision and certain major decisions requiring the consent of both our advisor and sub-advisor. The expenses to be reimbursed to our advisor and sub-advisor will be reimbursed in proportion to the amount of expenses incurred on our behalf by our advisor and sub-advisor, respectively.

Under the terms of the advisory agreement, we were to reimburse on a monthly basis our advisor, our sub-advisor or their respective affiliates for cumulative organization and offering costs and future organization and offering costs they incurred on our behalf, but only to the extent that the reimbursement would not exceed 1.5% of gross offering proceeds over the life of our initial public offering. As of December 31, 2013, our advisor, our sub-advisor or their affiliates had paid approximately $26.3 million of organization and offering costs for which they were entitled to reimbursement. We had reimbursed $25.9 million of such costs, while $0.4 million of such costs had yet to be reimbursed as of December 31, 2013. These additional costs were reimbursed upon completion of our initial public offering in February 2014. Of the amount reimbursed to our advisor and sub-advisor, $12.1 million was allocated to reimbursement for personnel costs incurred by our advisor and sub-advisor in connection with our offering during the years ended December 31, 2010, 2011, 2012, and 2013. Included in the amount of reimbursements allocated to personnel costs of our sub-advisor was $1.5 million for a portion of the salary of Jeffrey S. Edison, our Chief Executive Officer, $125,784 for a portion of the salary of Richard J. Smith, our Chief Financial Officer from February 2010 until June 2013, and $12,600 for a portion of the salary of Devin I. Murphy, our Chief Financial Officer from June 2013 to the present. The reimbursements for Messrs. Edison and Smith were related to the allocable portion of the salaries of Messrs. Edison and Smith for the years ended December 31, 2010, 2011, 2012, and 2013. We had not previously reimbursed our advisor or our sub-advisor for any personnel costs for the years ended December 31, 2010, 2011 and 2012.

We pay our advisor an acquisition fee related to services provided in connection with the selection and purchase or origination of real estate and real estate-related investments. The acquisition fee is equal to 1.0% of the cost of investments acquired or originated by us, including acquisition or origination expenses and any debt attributable to such investments. We incurred acquisition fees payable to our advisor, our sub-advisor and their affiliates of approximately $1.7 million and approximately $10.1 million for the years ended December 31, 2012 and 2013, respectively, all of which had been paid as of December 31, 2013.

In addition to acquisition fees, we reimburse our advisor and sub-advisor for customary acquisition expenses, whether or not we ultimately acquire an asset. For the years ended December 31, 2012 and 2013, we incurred acquisition expenses reimbursable to our advisor and sub-advisor of approximately $2.3 million and approximately $8.7 million, respectively.

We paid our advisor an asset management fee for the asset management services it provided pursuant to the advisory agreement through September 30, 2012. The asset management fee, payable monthly in arrears (based on assets we held during the previous month), was equal to 0.08333% of the sum of the cost of all real estate and real estate-related investments we owned and of our investments in joint ventures, including certain expenses and any debt attributable to such investments. However, our advisor reimbursed all or a portion of the asset management fee for any applicable period to the extent that, as of the date of the payment, our modified funds from operations (as defined in accordance with the then-current practice guidelines issued by the Investment Program Association with an additional adjustment to add back capital contribution amounts received from our sub-advisor or an affiliate thereof (without any corresponding issuance of equity to our sub-advisor or its affiliate)) during the quarter were not at least equal to our declared distributions during the quarter. However, we could not avoid payment of the asset management fee by raising our distribution rate beyond $0.65 per share on an annualized basis. We incurred total asset management fees of approximately $1.2 million for the year ended December 31, 2012. However, approximately $546,000 of these fees was waived or reimbursed by our advisor and sub-advisor.

On February 4, 2013, we and our operating partnership, Phillips Edison — ARC Shopping Center Operating Partnership, L.P. (the “Operating Partnership”), entered into an Amended and Restated Advisory Agreement (the “Amended Advisory Agreement”) with our advisor. The Amended Advisory Agreement provides for the quarterly issuance to our advisor of performance-based restricted units of the Operating Partnership designated as “Class B units.” The Class B units will vest, and will no longer be subject to forfeiture, at such time as all of the following events occur: (x) the value of the Operating Partnership’s assets plus all distributions made equals or exceeds the total amount of capital contributed by investors plus a 6% cumulative, pre-tax, non-compounded annual return thereon (the “economic hurdle”); (y) any one of the following occurs: (1) the termination of the Amended Advisory Agreement by an affirmative vote of a majority of our independent directors without cause; (2) a listing event; or (3) another liquidity event; and (z) our advisor is still providing advisory services to us. Such Class B units will be forfeited immediately if: (a) the Amended Advisory Agreement is terminated for cause; or (b) the Amended Advisory Agreement is terminated by an affirmative vote of a majority of our independent directors without cause before the economic hurdle has been met. The Class B units are participating securities that receive distributions at the same rates and dates as the distributions paid to our common stockholders. These distributions are calculated as the product of the number of unvested Class B units issued to date and the stated distribution rate at the time such distribution is authorized. During the year ended December 31, 2013, the Operating Partnership issued a total of 532,381 Class B units to our advisor under the Amended Advisory Agreement for the asset management services performed by our advisor and sub-advisor during the period from October 1, 2012 through September 30, 2013. On February 13, 2014, the Operating Partnership issued an additional 344,956 Class B units to our advisor for the asset management services performed by our advisor and sub-advisor during the period from October 1, 2013 through December 31, 2013. All of these Class B units will not vest until the conditions referenced above have been met.

We pay our advisor or sub-advisor a financing fee equal to a total of 0.75% of all amounts made available under any loan or line of credit. We incurred financing fees payable to our advisor, our sub-advisor and their affiliates of approximately $0.8 million and approximately $5.6 million for the years ended December 31, 2012 and 2013.

The Conflicts Committee considers our relationship with our advisor and sub-advisor during 2012 and 2013 to be fair. The Conflicts Committee believes that the amounts payable to our advisor and sub-advisor under the Amended Advisory Agreement are similar to those paid by other publicly offered, unlisted, externally advised REITs and that this compensation is necessary in order for our advisor and sub-advisor to provide the desired level of services to us and our stockholders.

On September 20, 2011, we entered into a joint venture with a group of institutional international investors advised by CBRE Investors Global Multi Manager (each a “CBRE Investor”). The joint venture was in the form of PECO-ARC Institutional Joint Venture I., L.P., a Delaware limited partnership (the “Joint Venture”). We, through an indirectly wholly owned subsidiary, held an approximate 54% interest in the Joint Venture. We served as the general partner and managed the operations of the Joint Venture. The CBRE Investors held the remaining approximate 46% interest. We contributed approximately $58.7 million, in the form of equity interests in six wholly owned real estate properties and cash, to the Joint Venture, and the CBRE Investors contributed $50 million in cash. The Joint Venture owned 20 shopping centers as of December 31, 2013.

Prior to December 31, 2013, the Joint Venture made periodic distributions of net cash flow to us and the CBRE Investors pro rata based on our respective percentage interests. The portion allocated to the CBRE Investors was first to be distributed to the CBRE Investors until they had received an inflation-adjusted real rate of return of 5%. The remaining net cash flow allocated to the CBRE Investors was then to be distributed 85% to the CBRE Investors and 15% to our sub-advisor, which was also a limited partner for purposes of earning the promote but which did not invest any capital in the Joint Venture.

On December 31, 2013, we entered into an agreement with the CBRE Investors and our sub-advisor for the purchase of the Joint Venture interests held by the CBRE Investors. We paid to the CBRE Investors a purchase price of $57.0 million under this agreement. This agreement also provided for the purchase by the CBRE Investors of the Joint Venture interest held by our sub-advisor prior to our purchase of the

CBRE Investors’ interests. Our sub-advisor received a purchase price of approximately $1.4 million for the sale of its interest to the CBRE Investors. As a result of this transaction, we indirectly acquired our sub-advisor’s interest in the Joint Venture.

The Conflicts Committee considers the purchase of the additional interests in the Joint Venture pursuant to this agreement to be fair. The Conflicts Committee believes that the price paid for the purchase of the interests of the CBRE Investors was fair and reasonable and supported by a valuation of the Joint Venture’s properties performed by an independent firm. Additionally, the purchase of the interest of our sub-advisor by the CBRE Investors prior to our purchase of the interests of the CBRE Investors allowed us to acquire such interests unencumbered by the promote interest of Phillips Edison, which the Conflicts Committee believes is preferred.

Our sub-advisor agreed to purchase on a monthly basis sufficient shares sold in our initial public offering such that the total shares owned by our sub-advisor was equal to at least 0.10% of our outstanding shares (ignoring shares issued after the commencement of, and outside of, our offering) at the end of each immediately preceding month. Our sub-advisor purchased shares at a purchase price of $9.00 per share, reflecting no dealer manager fee or selling commissions being paid on such shares. Our sub-advisor may not sell any of these shares while serving as our sub-advisor. As of February 7, 2014, the date of the completion of our initial public offering, our sub-advisor owned 176,509 shares of our common stock, or approximately 0.1% of our common stock that had been issued as of such date.

The Conflicts Committee considers the purchase of additional shares of our common stock by our sub-advisor to be fair. The Conflicts Committee believes that the per share amount paid by our sub-advisor for the shares of common stock is consistent with the per share amount paid by other unaffiliated purchasers of our common stock because the amount does not include dealer manager fees or selling commissions.

Our Relationship with the Property Manager

All of our real properties are managed and leased by our property manager. Our property manager manages real properties acquired by the Phillips Edison affiliates or other third parties.

We pay to our property manager monthly property management fees equal to 4.5% of the annualized gross revenues of the properties managed by our property manager. In the event that we contract directly with a non-affiliated third-party property manager in respect of a property, we pay our property manager a monthly oversight fee equal to 1.0% of the annualized gross revenues of the property managed. In addition to the property management fee or oversight fee, if our property manager provides leasing services with respect to a property, we pay our property manager leasing fees in an amount equal to the usual and customary leasing fees charged by unaffiliated persons rendering comparable services in the same geographic location of the applicable property. We reimburse the costs and expenses incurred by our property manager on our behalf, including legal, travel and other out-of-pocket expenses that are directly related to the management of specific properties, as well as fees and expenses of third-party accountants.

If we engage our property manager to provide construction management services with respect to a particular property, we will pay a construction management fee in an amount that is usual and customary for comparable services rendered to similar projects in the geographic market of the property.

Our property manager hires, directs and establishes policies for employees who have direct responsibility for the operations of each real property it manages, which may include, but is not limited, to on-site managers and building and maintenance personnel. Certain employees of our property manager may be employed on a part-time basis and may also be employed by our sub-advisor or certain of its affiliates. Our property manager also directs the purchase of equipment and supplies and will supervise all maintenance activity.

For the year ended December 31, 2012, we incurred property management fees of approximately $756,000, leasing fees of approximately $302,000, and construction management fees of approximately $41,000 due to our property manager. For the year ended December 31, 2013, we incurred property management fees of approximately $3.0 million, leasing fees of approximately $1.2 million, and construction management fees of approximately $0.3 million due to our property manager. As of December 31, 2013, approximately $418,000 of property management fees, $80,000 of leasing commissions and $50,000 of construction management fees remained due and payable to our property manager. Additionally, our property manager incurred approximately $191,000 and approximately $684,000, respectively, of costs and expenses on our behalf for which our property manager was entitled to reimbursement during the years ended December 31, 2012 and 2013.

The Conflicts Committee believes that this arrangement with our property manager is fair and reasonable and on terms and conditions no less favorable to us than those available from unaffiliated third parties.

Our Relationship with the Dealer Manager

Our former dealer manager provided certain sales, promotional and marketing services in connection with the distribution of the shares of common stock offered in our initial public offering. The dealer manager was generally paid a sales commission equal to 7.0% of the gross proceeds from the sale of shares of the common stock sold in our primary offering and a dealer manager fee equal to 3.0% of the gross proceeds from the sale of shares of the common stock sold in our primary offering.

Dealer manager fees incurred during the year ended December 31, 2012 were approximately $2.5 million, of which $767,000 was re-allowed to participating broker-dealers. Dealer manager fees incurred during the year ended December 31, 2013 were approximately $47.0 million, of which $17.1 million was re-allowed to participating broker-dealers. Selling commissions incurred during the years ended December 31, 2012 and 2013 were approximately $7.9 million and approximately $100.1 million, respectively, all of which were re-allowed to participating broker-dealers.

The Conflicts Committee believes that this arrangement with the dealer manager was fair. The compensation payable to the dealer manager reflects our belief that such selling commissions and dealer manager fees maximized the likelihood that we will be able to achieve our goal of acquiring a large, diversified portfolio of real estate and real estate-related investments.

April 10, 2014	The Conflicts Committee of the Board of Directors: Paul J. Massey, Jr. (Chairman), Leslie T. Chao, and Stephen R. Quazzo

Nomination of Directors

General

We do not have a standing nominating committee. However, our Conflicts Committee is responsible for identifying and nominating replacements for vacancies among our independent director positions. Our board of directors believes that the primary reason for creating a standing nominating committee is to ensure that candidates for independent director positions can be identified and their qualifications assessed under a process free from conflicts of interest with us. Because nominations for vacancies in independent director positions are handled exclusively by a committee composed only of independent directors, our board of directors has determined that the creation of a standing nominating committee is not necessary. Nominations for replacements for vacancies among non-independent director positions are considered and made by the full board of directors. We do not have a charter that governs the director nomination process.

Board Membership Criteria

The board of directors annually reviews the appropriate experience, skills, and characteristics required of directors in the context of the then-current membership of the board of directors. This assessment includes, in the context of the perceived needs of the board of directors at that time, issues of knowledge, experience, judgment, and skills such as an understanding of commercial real estate, capital markets, insurance, business leadership, accounting and financial management. No one person is likely to possess deep experience in all of these areas. Therefore, the board of directors has sought a diverse board of directors whose members collectively possess these skills and experiences. Other considerations include the candidate’s independence from us and our affiliates and the ability of the candidate to participate in board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by the board of directors shall be individuals who possess a reputation and hold (or have held) positions or affiliations befitting a director of a large publicly held company and are (or have been) actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional, or academic community. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director who is not an independent director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage. As detailed in the director biographies below, the board of directors believes that the slate of directors recommended for election at the annual meeting possesses these diverse skills and experiences.

Selection of Directors

The board of directors is responsible for selecting its own nominees and recommending them for election by the stockholders. Pursuant to our charter, however, the independent directors, through the Conflicts Committee, must nominate replacements for any vacancies among the independent director positions. All director nominees then stand for election by the stockholders annually.

In order to be considered by the board of directors or the Conflicts Committee, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” on page 39. In evaluating the persons recommended as potential directors, the board of directors and the Conflicts Committee will consider each candidate without regard to the source of the recommendation and take into account those factors that the board of directors and the Conflicts Committee determine are relevant. Stockholders may directly nominate potential directors (without the recommendation of the board of directors or the Conflicts Committee) by satisfying the procedural requirements for such nomination as provided in Section 2.12 of our bylaws. Any stockholder may request a copy of our bylaws free of charge by calling us at 800-875-6585 ext. 1201.

Oversight of Executive Officer and Director Compensation

We do not have a standing compensation committee as we have no paid employees and our executive officers do not receive compensation directly from us for services rendered to us. Our executive officers are also officers of our sub-advisor and its affiliates and are compensated by these entities, in part, for their services to us. Thus, we do not expect our board of directors to be required to act upon matters of executive compensation. Our Conflicts Committee is, however, expected to act upon the continuation, renewal or enforcement of the advisory agreement with our advisor pursuant to which our advisor and sub-advisor receive fees and reimbursement of expenses from which our sub-advisor compensates our executive officers. Our Conflicts Committee is also responsible for discharging the board of directors’ responsibilities relating to the compensation of our directors and would be expected to act upon matters of executive compensation as necessary.

Stockholder Communications with the Board of Directors

We have established several means for stockholders to communicate concerns to the board of directors. If the concern relates to our financial statements, accounting practices, or internal controls, stockholders should submit the concern in writing to Leslie T. Chao, the Chairman of our Audit Committee, in care of our Secretary at our headquarters address. If the concern relates to our governance practices, business ethics, or corporate conduct, stockholders should submit the concern in writing to Paul J. Massey, Jr., the Chairman of our Conflicts Committee, in care of our Secretary at our headquarters address. If uncertain as to which category a concern relates, a stockholder may communicate the concern to any one of the independent directors in care of our Secretary.

Stockholders also may communicate concerns with our directors at our annual meeting. We expect a majority of our directors to be present at our 2014 annual meeting. All of our directors, with the exception of William M. Kahane, were present, in person or via telephone, at our 2013 annual meeting.

Board Leadership Structure and Role in Risk Oversight

Chief Executive Officer and Board Chair Positions

Mr. Edison serves as both our Chief Executive Officer and as chairman of our board of directors. As Chief Executive Officer, Mr. Edison manages our business under the direction of the board of directors and implements our policies as determined by the board of directors. As chairman of the board of directors,

Mr. Edison presides over board and stockholder meetings, represents our company at public events and oversees the setting of the agenda for those meetings and the dissemination of information about our company to the board of directors. Our board of directors believes that it is appropriate for our company that one person serve in both capacities. Mr. Edison, along with Michael C. Phillips, founded our company and devotes a substantial amount of his time to its management. With his greater knowledge of our company’s day-to-day operations, our board of directors believes that Mr. Edison is in the best position to oversee the setting of the agenda for the meetings of the board of directors and the dissemination of information about our company to the board of directors. Our board of directors believes that Mr. Edison is best suited to preside over stockholder meetings and that his representation of our company at public events is good for our company’s growth.

Some commentators regarding board leadership advocate separating the role of board chair and Chief Executive Officer, maintaining that such separation creates a system of checks and balances to prevent one person from having too much power. Our board of directors believes that this issue is less of a concern for our company than many others. Our board of directors has three independent directors out of a five-member board of directors. Those three directors constitute the Conflicts Committee, which has the maximum power delegable to a board committee under Maryland law. As an externally advised company, many matters raise conflicts of interest. As a result, our Conflicts Committee largely directs the management of our company. Given the power and dominance of the Conflicts Committee, our board of directors has few concerns regarding concentration of power and believes it is in our best interest that Mr. Edison serves as both Chief Executive Officer and chairman of the board of directors.

Risk Oversight

Our executive officers and our sub-advisor are responsible for the day-to-day management of risks faced by our company, while our board of directors has an active role in the oversight of the management of such risks. The entire board is actively involved in overseeing risk management for the company through (1) its approval of all property acquisitions and the incurrence and assumption of debt; (2) its oversight of our executive officers, our advisor and sub-advisor; (3) its review and approval of all transactions with affiliated parties; (4) its review and discussion of regular periodic reports to the board of directors and its committees, including management reports on property operating data, compliance with debt covenants, actual and projected financial results, compliance with requirements set forth in our charter, and various other matters relating to our business; and (5) regular periodic reports from our independent public accounting firm to the Audit Committee regarding various areas of potential risk, including, among others, those relating to our qualification as a REIT for tax purposes.

Executive Officers and Directors

We have provided below certain information about our executive officers and directors. All of our directors have terms expiring on the date of the 2014 annual meeting, and all of our directors are being nominated to be re-elected to serve until the 2015 annual meeting and until their successors are elected and qualified.

Name	Position(s)	Age	Year First Became a Director
Jeffrey S. Edison	Chairman of the Board and Chief Executive Officer	53	2009
John B. Bessey	Co-President and Chief Investment Officer	56	N/A
R. Mark Addy	Co-President and Chief Operating Officer	52	N/A
Devin I. Murphy	Chief Financial Officer, Treasurer and Secretary	53	N/A
William M. Kahane	Director	66	2009
Leslie T. Chao	Director	57	2010
Paul J. Massey, Jr.	Director	54	2010
Stephen R. Quazzo	Director	54	2013

Jeffrey S. Edison — Mr. Edison has been chairman or co-chairman of our board of directors and our Chief Executive Officer since December 2009. Mr. Edison has served as chairman of the board of directors and Chief Executive Officer of Phillips Edison — ARC Grocery Center REIT II, Inc., or PE-ARC II, since August 2013. Mr. Edison, together with Michael C. Phillips, founded Phillips Edison and has served as a principal of Phillips Edison since 1995. From 1991 to 1995, Mr. Edison was employed by Nations Bank’s South Charles Realty Corporation, serving as a Senior Vice President from 1993 until 1995 and as a Vice President from 1991 until 1993. Mr. Edison was employed by Morgan Stanley Realty Incorporated from 1987 until 1990 and The Taubman Company from 1984 until 1987. Mr. Edison received his bachelor’s degree in mathematics and economics from Colgate University in 1982 and a master’s degree in business administration from Harvard Business School in 1984.

Among the most important factors that led to the board of directors’ recommendation that Mr. Edison serve as our director are Mr. Edison’s leadership skills, integrity, judgment, knowledge of our company and our sub-advisor, and his commercial real estate expertise.

John B. Bessey — Mr. Bessey has served as our Co-President and Chief Investment Officer since April 2013, before which he served as our President beginning in December 2009. Mr. Bessey has served as a Co-President and Chief Investment Officer of PE-ARC II since August 2013. Mr. Bessey has also served as the President of our sub-advisor from December 2009 to October 2010, as the Chief Investment Officer from October 2010 to April 2013, and as Co-President since April 2013. Mr. Bessey served as Chief Investment Officer for Phillips Edison from 2005 to December 2009. During that time he managed the placement of over $1.2 billion in 140 individual shopping centers comprising over 14,000,000 square feet. Prior to that, he served Phillips Edison as Vice President of Development from May 1999, starting the ground up development program for the company. During that time he completed over 25 projects, which included Walgreens, Target, Kroger, Winn Dixie, Safeway and Wal-Mart. Prior to joining Phillips Edison, Mr. Bessey was employed by Kimco Realty Corporation as a director of leasing from 1995, by Koll Management Services as director of retail leasing and development from 1991 and by Tipton Associates as leasing manager from 1988. Prior to entering retail real estate in 1988, Mr. Bessey worked in the hospitality industry as a convention sales director for the Cincinnati Convention and Visitors Bureau and for Hyatt Hotels in a number of sales management positions in Minneapolis and Cincinnati. Mr. Bessey received his bachelor’s degree in Hotel and Restaurant Management from the University of Wisconsin-Stout in 1981.

R. Mark Addy — Mr. Addy has served as Co-President since April 2013 and as our Chief Operating Officer since October 2010. Mr. Addy has served as Co-President and Chief Operating Officer of PE-ARC II since August 2013. Mr. Addy has also served as the President of our sub-advisor from October 2010 to April 2013 and as Co-President since April 2013. Mr. Addy served as Chief Operating Officer for Phillips Edison from 2004 to October 2010. He served Phillips Edison as Senior Vice President from 2002 until 2004, when he became Chief Operating Officer. Mr. Addy was the top executive in the Cincinnati, Ohio headquarters, responsible for implementing the company’s growth strategy. Prior to joining Phillips Edison, Mr. Addy practiced law with Santen & Hughes in the areas of commercial real estate, financing and leasing, mergers and acquisitions, and general corporate law from 1987 until 2002. Mr. Addy was the youngest law partner in the 50 year history of Santen & Hughes, and served as President of Santen & Hughes from 1996 through 2002. While at Santen & Hughes, he represented Phillips Edison from its inception in 1991 to 2002. Mr. Addy received his bachelor’s degree in environmental science and chemistry in 1984 from Bowling Green State University, where he received the President’s Award for academic achievement and was a member of the Order of the Omega leadership honor society. Mr. Addy received his law degree from the University of Toledo, where he was a member of the Order of the Barristers.

Devin I. Murphy — Mr. Murphy has served as our Chief Financial Officer, Treasurer and Secretary since June 2013. Mr. Murphy has served as the Chief Financial Officer, Treasurer and Secretary of PE-ARC II since August 2013. He previously served as Vice Chairman of investment banking at Morgan Stanley from November 2009 to June 2013. He began his real estate career in 1986 when he joined the real estate group at Morgan Stanley as an associate. Prior to rejoining Morgan Stanley in June 2009, Mr. Murphy was a managing partner of Coventry Real Estate Advisors, or Coventry, a real estate private equity firm founded in 1998 which sponsors a series of institutional investment funds that acquire and develop retail properties. Since its inception, Coventry has invested over $2.5 billion in retail assets. Prior to joining Coventry in March 2008,

Mr. Murphy served as global head of Real Estate Investment Banking for Deutsche Bank Securities, Inc. from February 2004 until November 2007. At Deutsche Bank, Mr. Murphy ran a team of over 100 professionals located in eight offices in the U.S., Europe, and Asia. Mr. Murphy’s Deutsche Bank team was recognized as an industry leader and under his management executed over 500 separate transactions on behalf of clients representing total transaction volume exceeding $400 billion. Prior to joining Deutsche Bank, Mr. Murphy was with Morgan Stanley for 15 years. He held a number of senior positions at Morgan Stanley including co-head of U.S. real estate investment banking and head of the private capital markets group, or PCM. PCM is the team at Morgan Stanley responsible for raising equity capital for Morgan Stanley’s real estate private equity funds as well as private equity capital on behalf of clients. During the time that Mr. Murphy ran PCM, the team raised in excess of $5 billion of equity capital. Mr. Murphy served on the investment committee of the Morgan Stanley Real Estate Funds from 1994 until his departure in 2004. During his tenure on the Investment Committee, the Morgan Stanley Real Estate Funds invested over $6.5 billion of equity capital globally in transactions with a total transaction value in excess of $35 billion. Mr. Murphy has served as an advisory director for Hawkeye Partners, a real estate private equity firm headquartered in Austin, Texas, since March 2005 and for Trigate Capital, a real estate private equity firm headquartered in Dallas, Texas, since September 2007. Mr. Murphy is a member of the Urban Land Institute, the Pension Real Estate Association and the National Association of Real Estate Investment Trusts. He received a bachelor of arts with honors from the College of William and Mary and a master of business administration from the University of Michigan.

William M. Kahane — Mr. Kahane has served as one of our directors since December 2009. Mr. Kahane has served as a director of PE-ARC II since August 2013. Mr. Kahane has been active in the structuring and financial management of commercial real estate investments for over 35 years. Mr. Kahane served as an executive officer of American Realty Capital Trust, Inc., or ARCT, the ARCT advisor and the ARCT property manager from their formation in August 2007 until the close of ARCT’s merger with Realty Income Corporation in January 2013. He also served as a director of ARCT from August 2007 until January 2013. Mr. Kahane served as a director of American Realty Capital — Retail Centers of America, Inc., or ARC RCA, since its formation in July 2010. He also served as an executive officer of ARC RCA and the ARC RCA advisor from their formation in July 2010 and May 2010, respectively, until March 2012. Mr. Kahane has served as a director of American Realty Capital New York Recovery REIT, Inc., or NYRR, since its formation in October 2009 and served as an executive officer of NYRR from October 2009 until March 2012 and as an executive officer of the NYRR advisor and the NYRR property manager from their formation in November 2009 until March 2012. Mr. Kahane served as a director of American Realty Capital Daily Net Asset Value Trust, Inc., or ARC DNAV, and as an executive officer of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager from their formation in September 2010 until March 2012. Mr. Kahane served as an executive officer of American Realty Capital Trust III, Inc., or ARCT III, from October 2010 until April 2012 and as an executive officer of the ARCT III advisor and ARCT III property manager from their formation in October 2010 until April 2012. Mr. Kahane has served as a director of American Realty Capital Healthcare Trust, Inc., or ARC HT, since its formation in August 2010 and served as President and Chief Operating Officer of ARC HT, the ARC HT advisor, and the ARC HT property manager from August 2010 until March 2012. Mr. Kahane has served as a director of American Realty Capital Properties, Inc., or ARCP, since February 2013 and previously served as a director and executive officer of ARCP and as an executive officer of the ARCP manager from their formation in December 2010 and November 2010, respectively, until March 2012. Mr. Kahane has also been an interested director of Business Development Corporation of America, or BDCA, since its formation in May 2010 and, until March 2012, was the President of BDCA. Mr. Kahane also served as President and Chief Operating Officer of the BDCA advisor from its formation in June 2010 until March 2012. Mr. Kahane has served as a director of American Realty Capital Healthcare Trust II, Inc., or ARC HT II, since March 2013. Mr. Kahane has served as Chief Executive Officer and a director of American Realty Capital Hospitality Trust, Inc., or ARC HOST, since August 2013. Mr. Kahane has also served as Co-Chief Executive Officer of the ARC HOST advisor and as Chief Executive Officer of the ARC HOST property manager since August 2013. Mr. Kahane has served as Chief Executive Officer and a director of RCS Capital Corporation, or RCS Capital, since February 2013. Mr. Kahane has served as a member of the investment committee of Aetos Capital Asia Advisors, a $3 billion series of opportunistic funds focusing on assets primarily in Japan and China, since 2008. Mr. Kahane began his career as a real estate lawyer practicing in the public and private sectors from 1974 to 1979. From 1981 to 1992, Mr. Kahane worked at Morgan Stanley & Co., specializing in real estate, becoming a managing director in 1989. In 1992, Mr. Kahane left Morgan Stanley to establish a real estate advisory and asset sales business known as Milestone Partners, which continues to operate and of which Mr. Kahane is currently the chairman. Mr. Kahane worked very closely with Nicholas Schorsch while a trustee at American Financial Realty Trust, or AFRT, from 2003 to 2006, during which time Mr. Kahane served as chairman of the finance committee of AFRT’s board of trustees. Mr. Kahane has been a managing director of GF Capital Management & Advisors LLC, or GF Capital, a New York-based merchant banking firm, where he has directed the firm’s real estate investments since 2001. GF Capital offers comprehensive wealth management services through its subsidiary TAG Associates LLC, a leading multi-client family office and portfolio management services company with approximately $5 billion of assets under management. Mr. Kahane also was on the board of directors of Catellus Development Corp., a NYSE growth-oriented real estate development company, where he served as chairman. Mr. Kahane received a B.A. from Occidental College, a J.D. from the University of California, Los Angeles Law School and an MBA from Stanford University’s Graduate School of Business.

Among the most important factors that led to the board of directors’ recommendation that Mr. Kahane serve as our director are Mr. Kahane’s current experience as a director of ARC RCA, BDCA, NYRR, ARC HT, ARC HT II, PE-ARC II and ARC HOST, his prior experience as an executive officer and director of ARC DNAV, ARCT III, ARCP, and ARCT, his prior experience as chairman of the board of Catellus Development Corp., and his significant investment banking experience in real estate.

Leslie T. Chao — Mr. Chao has been one of our directors since July 2010. Mr. Chao retired as Chief Executive Officer of Chelsea Property Group (“Chelsea”), a subsidiary of Simon Property Group, Inc. (“Simon”) (NYSE: SPG) in 2008. Previously he served in various senior capacities at Chelsea, including President and Chief Financial Officer, from 1987 through its initial public offering in 1993 (NYSE: CPG) and acquisition by Simon in 2004. Chelsea was the world’s largest developer, owner and manager of premium outlet centers, with operations in the United States, Japan, Korea and Mexico. Prior to Chelsea, Mr. Chao was a Vice President in the treasury group of Manufacturers Hanover Corporation, a New York bank holding company now part of JPMorgan Chase & Co., where he was employed from 1978 to 1987. Since January 2009, he has served as a non-executive director of Value Retail PLC, a leading developer of outlet centers in Europe, and from 2005 to October 2008 he served as an independent director of The Link REIT, the first and largest public REIT in Hong Kong. Mr. Chao co-founded and, since February 2012, has served as Chairman and Chief Executive Officer of Value Retail (Suzhou) Co., Ltd., a developer of outlet centers in China. He received an AB from Dartmouth College in 1978 and an MBA from Columbia Business School in 1986.

Among the most important factors that led to the board of directors’ recommendation that Mr. Chao serve as our director are Mr. Chao’s integrity, judgment, leadership skills, extensive domestic and international commercial real estate expertise, accounting and financial management expertise, public company director experience, and independence from management and our sponsors and their affiliates.

Paul J. Massey, Jr. — Mr. Massey has been one of our directors since July 2010. Mr. Massey began his career in 1983 at Coldwell Banker Commercial Real Estate Services in Midtown Manhattan, first as the head of the market research department, and next as an investment sales broker. Together with partner Robert A. Knakal, whom he met at Coldwell Banker, he then founded what has become New York City’s largest investment property sales brokerage firm. With 150 sales professionals serving more than 200,000 property owners, Massey Knakal Realty Services is ranked New York City’s #1 property sales company in transaction volume by the CoStar Group, a national, independent real estate analytics provider. With more than $2 billion in annual sales, Massey Knakal also ranks as one of the nation’s largest privately owned real estate brokerage firms. Firm services include brokerage, consulting and investment analysis, professional arbitration and valuation. In 2007, Mr. Massey was the recipient of the Real Estate Board of New York’s (“REBNY”) prestigious Louis B. Smadbeck Broker Recognition Award. Mr. Massey also serves as Chairman for REBNY’s Ethics and Business Practice Subcommittee, is a director on the Commercial Board of Directors of REBNY, is an active member of the Board of Trustees for the Lower East Side Tenement Museum and serves as a chair or member of numerous other committees. Mr. Massey graduated from Colgate University with a Bachelor of Arts degree in economics.

Among the most important factors that led to the board of directors’ recommendation that Mr. Massey serve as our director are Mr. Massey’s integrity, judgment, leadership skills, extensive commercial real estate expertise, familiarity with our company and independence from management and our sponsors and their affiliates.

Stephen R. Quazzo — Mr. Quazzo has been one of our directors since November 2013. Mr. Quazzo is co-founder and Chief Executive Officer of Pearlmark Real Estate Partners, L.L.C. From 1991 to 1996, Mr. Quazzo served as President of Equity Institutional Investors, Inc., a subsidiary of investor Sam Zell’s private holding company, Equity Group Investments, Inc. Mr. Quazzo was responsible for raising equity capital and performing various portfolio management services in connection with the firm’s real estate investments, including institutional opportunity funds and public REITs. Prior to joining the Zell organization, Mr. Quazzo was in the Real Estate Department of Goldman, Sachs & Co., where he was a Vice President responsible for the firm’s real estate investment banking activities in the midwest. Mr. Quazzo holds undergraduate and MBA degrees from Harvard University, where he serves on the Board of Dean’s Advisors for the business school. He is a member and past trustee of the Urban Land Institute, a member of the Pension Real Estate Association, and is a licensed real estate broker in Illinois. In addition, Mr. Quazzo serves as a director of Starwood Hotels & Resorts (NYSE: HOT) and is an Investment Committee member of the Chicago Symphony Orchestra endowment and pension plans. Mr. Quazzo has served as a Trustee of The Latin School of Chicago since 2001 and since 1994 has been a Chicago Advisory Board member of City Year, a national service organization.

Among the most important factors that led to the board of directors’ recommendation that Mr. Quazzo serve as our director are Mr. Quazzo’s integrity, judgment, leadership skills, commercial real estate expertise, investment management expertise, public company director experience, and independence from management and our sponsors and their affiliates.

Compensation of Executive Officers

Our executive officers do not receive compensation directly from us for services rendered to us. Our executive officers are also officers of our sub-advisor and its affiliates and are compensated by these entities, in part, for their services to us. Under the terms of the advisory agreement and sub-advisory agreement, our sub-advisor, on behalf of our advisor, is responsible for providing our day-to-day management, subject to the authority of our board of directors. See “Report of the Conflicts Committee” for a discussion of the fees paid and expenses reimbursed to our advisor, our sub-advisor and their affiliates in connection with managing our operations.

Compensation of Directors

We have provided below certain information regarding compensation paid to or earned by our directors during the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Jeffrey S. Edison(1)	—	—
William M. Kahane(1)	—	—
Leslie T. Chao	$36,000	$36,000
Ethan J. Hershman(2)	$22,500	$22,500
Ronald K. Kirk(3)	$31,000	$31,000
Paul J. Massey, Jr.	$34,000	$34,000
Stephen R. Quazzo	$7,500	$7,500

(1)	Directors who are not independent of us do not receive compensation for services rendered as a director.
(2)	On September 4, 2013, Ethan J. Hershman resigned from our board of directors. Mr. Hershman did not have any disagreements with management on any matters related to our operations, policies or practices.
(3)	On November 7, 2013, Ronald K. Kirk resigned from our board of directors. Mr. Kirk did not have any disagreements with management on any matters related to our operations, policies or practices.

Cash Compensation

We pay each of our independent directors:

•	an annual retainer of $30,000;
•	$1,000 per each board meeting attended in person;
•	$1,000 per each committee meeting attended in person;
•	an annual retainer of $5,000 for the chair of the Audit Committee; and
•	an annual retainer of $3,000 for the chair of the Conflicts Committee.

It is also within the discretion of our executive officers to pay each of our independent directors for participation in telephonic board and committee meetings. During our initial public offering, our independent directors had the option to receive their applicable director compensation in the form of shares of our common stock, rather than cash. Such shares were purchased on each director’s behalf at a price of $9.00 per share, as no dealer manager fees or selling commissions were paid in connection with such transactions.

In addition, we have reserved 200,000 shares of common stock for future issuance pursuant to awards granted under the Amended and Restated 2010 Independent Director Stock Plan (described below). All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.

2010 Long-Term Incentive Plan

We have adopted the 2010 Long-Term Incentive Plan (the “Incentive Plan”). The Incentive Plan is intended to attract and retain officers, advisors and consultants (including key employees thereof) considered essential to our long-range success by offering these individuals an opportunity to participate in our growth through awards in the form of, or based on, our common stock. Although we do not currently intend to hire any employees, any employees we may hire in the future would also be eligible to participate in the Incentive Plan. The Incentive Plan may be administered by a committee appointed by the board of directors, which we refer to as the plan committee, or by the board of directors itself if no committee is appointed. The Incentive Plan authorizes the granting of awards to participants in the following forms:

•	options to purchase shares of our common stock, which may be nonstatutory stock options or incentive stock options under the Internal Revenue Code;
•	stock appreciation rights, or SARs, which give the holder the right to receive the difference between the fair market value per share of common stock on the date of exercise over the SAR grant price;
•	performance awards, which are payable in cash or stock upon the attainment of specified performance goals;
•	restricted stock, which is subject to restrictions on transferability and other restrictions set by the plan committee;
•	restricted stock units, which give the holder the right to receive shares of stock, or the equivalent value in cash or other property, in the future, which right is subject to certain restrictions and to risk of forfeiture;
•	deferred stock units, which give the holder the right to receive shares of stock, or the equivalent value in cash or other property, at a future time;
•	distributions equivalents, which entitle the participant to payments equal to any distributions paid on the shares of stock underlying an award; and
•	other stock-based awards at the discretion of the plan committee, including unrestricted stock grants.

All awards must be evidenced by a written agreement with the participant, which will include the provisions specified by the plan committee. We may not issue options or warrants to purchase our capital stock to our advisor, our sub-advisor, our directors or officers or any of their affiliates, except on the same terms as such options or warrants are sold to the general public. We may not issue options or warrants at exercise prices less than the fair market value of the underlying securities on the date of grant or for consideration (which may include services) that in the judgment of the plan committee has a market value less than the value of such option or warrant on the date of grant. Any options, warrants or other stock awards we issue to our advisor, our sub-advisor, our directors or officers or any of their affiliates, whether under this plan or under the Amended and Restated 2010 Independent Director Stock Plan (discussed below), shall not exceed an amount equal to 5% of our outstanding capital stock on the date of grant.

The plan committee will administer the Incentive Plan, with sole authority to select participants, determine the types of awards to be granted, and all of the terms and conditions of the awards, including whether the grant, vesting or settlement of awards may be subject to the attainment of one or more performance goals. Awards will not be granted under the Incentive Plan if the grant, vesting or exercise of the awards would jeopardize our status as a REIT under the Internal Revenue Code or otherwise violate the ownership and transfer restrictions imposed under our charter. Unless otherwise determined by the plan committee, no award granted under the Incentive Plan will be transferable except through the laws of descent and distribution or except, in the case of an incentive stock option, pursuant to a qualified domestic relations order.

We have reserved an aggregate number of 9,000,000 shares for issuance pursuant to awards granted under the Incentive Plan. In the event of a transaction between our company and our stockholders that causes the per-share value of our common stock to change (including, without limitation, any stock distribution, stock split, spin-off, rights offering or large nonrecurring cash distribution), the share authorization limits under the Incentive Plan will be adjusted proportionately, and the plan committee must make such adjustments to the Incentive Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. In the event of a stock split, a stock distribution or a combination or consolidation of the outstanding shares of common stock into a lesser number of shares, the authorization limits under the Incentive Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.

The Incentive Plan will automatically expire on August 11, 2020, unless extended or earlier terminated by the board of directors. The board of directors or the plan committee may terminate the Incentive Plan at any time, but termination will have no adverse impact on any award that is outstanding at the time of the termination. The board of directors or the plan committee may amend the Incentive Plan at any time, but no amendment to the Incentive Plan will be effective without the approval of our stockholders if such approval is required by any law, regulation or rule applicable to the Incentive Plan. No termination or amendment of the Incentive Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award. The plan committee may amend or terminate outstanding awards, but such amendment or termination may require consent of the participant. Unless approved by our stockholders, the original term of an option may not be extended. Unless permitted by the anti-dilution provisions of the Incentive Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, without approval by our stockholders.

No awards have been issued under the Incentive Plan, and we currently have no plans to issue any awards.

Amended and Restated 2010 Independent Director Stock Plan

We have adopted a long-term incentive plan that we will use to attract and retain qualified independent directors. Our Amended and Restated 2010 Independent Director Stock Plan (the “Independent Director Plan”) offers independent directors an opportunity to participate in our growth through awards of shares of restricted common stock subject to time-based vesting.

Our Conflicts Committee will administer the Independent Director Plan, with sole authority to determine all of the terms and conditions of the awards. No awards will be granted under the Independent Director Plan if the grant or vesting of the awards would jeopardize our status as a REIT under the Internal Revenue Code or otherwise violate the ownership and transfer restrictions imposed under our charter. Unless otherwise determined by our board of directors, no award granted under the Independent Director Plan will be transferable except through the laws of descent and distribution.

We have authorized and reserved 200,000 shares for issuance under the Independent Director Plan. In the event of a transaction between our company and our stockholders that causes the per-share value of our common stock to change (including, without limitation, any stock distribution, stock split, spin-off, rights offering or large nonrecurring cash distribution), the share authorization limits under the Independent Director Plan will be adjusted proportionately and the board of directors will make such adjustments to the Independent Director Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. In the event of a stock split, a stock distribution or a combination or consolidation of the outstanding shares of common stock into a lesser number of shares, the authorization limits under the Independent Director Plan will automatically be adjusted proportionately and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.

The Conflicts Committee may in its sole discretion at any time determine that all or a part of a director’s time-based vesting restrictions on all or a portion of a director’s outstanding shares of restricted stock will lapse, as of such date as the Conflicts Committee may, in its sole discretion, declare. The Conflicts Committee may discriminate among participants or among awards in exercising such discretion.

The Independent Director Plan will automatically expire on August 11, 2020, unless extended or earlier terminated by the board of directors. The board of directors may terminate the Independent Director Plan at any time. The expiration or other termination of the Independent Director Plan will not, without the participants’ consent, have an adverse impact on any award that is outstanding at the time the Independent Director Plan expires or is terminated. The board of directors may amend the Independent Director Plan at any time, but no amendment will adversely affect any award without the participant’s consent and no amendment to the Independent Director Plan will be effective without the approval of our stockholders if such approval is required by any law, regulation or rule applicable to the Independent Director Plan.

No awards have been issued under the Independent Director Plan.

Equity Compensation Plan Information

We have adopted the Incentive Plan and the Independent Director Plan, which, collectively, are intended to attract and retain officers, directors, advisors and consultants considered essential to our long-range success by offering these individuals an opportunity to participate in our growth through awards in the form of, or based on, our common stock. Although we do not currently intend to hire any employees, any employees we may hire in the future would also be eligible to participate in the Incentive Plan. We have reserved an aggregate number of 9,000,000 shares of common stock for issuance pursuant to awards granted under the Incentive Plan. We have also reserved an aggregate number of 200,000 shares of common stock for issuance pursuant to awards under the Independent Director Plan. Both plans were approved prior to commencement of our initial public offering by our board of directors on August 9, 2010 and by our sole stockholder on August 11, 2010. No awards have been issued under either of the plans, and we currently have no plans to issue any awards under either of the plans.

STOCK OWNERSHIP

The following table shows, as of April 21, 2014, the amount of our common stock beneficially owned (unless otherwise indicated) by (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (2) our directors, (3) our executive officers, and (4) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percentage
Jeffrey S. Edison	343,453	(3)(4)	0.2%
John B. Bessey	5,556		*
R. Mark Addy	12,248		*
Devin I. Murphy	28,367		*
William M. Kahane	—		—
Leslie T. Chao	27,778		*
Paul J. Massey, Jr.	4,297		*
Stephen R. Quazzo	58,709		*
All officers and directors as a group	480,408		0.3%

*	Less than 0.1%.
(1)	Address of each named beneficial owner is c/o Phillips Edison — ARC Shopping Center REIT Inc., 11501 Northlake Drive, Cincinnati, Ohio 45249.
(2)	None of the shares are pledged as security.
(3)	Our sub-advisor has acquired 176,509 shares of common stock from us. Mr. Edison indirectly owns and controls our sub-advisor, and therefore has voting and dispositive control of the shares held by our sub-advisor.
(4)	Global Re SCC, Cell 2007-6 has purchased 55,556 shares of common stock from us. Mr. Edison indirectly owns and controls Global Re SCC, Cell 2007-6, and therefore has voting and dispositive control of the shares held by Global Re SCC, Cell 2007-6.

Section 16(a) Beneficial Ownership Reporting Compliance

Under U.S. securities laws, directors, executive officers and any persons beneficially owning more than 10% of our common stock are required to report their initial ownership of the common stock and most changes in that ownership to the SEC. The SEC has designated specific due dates for these reports, and we are required to identify in this proxy statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and written representations of our directors and executive officers, we believe all persons subject to these reporting requirements filed the reports on a timely basis in 2013, except that the report on Form 3 of Devin I. Murphy, our Chief Financial Officer, Secretary and Treasurer, dated June 3, 2013 was inadvertently filed late.

PROPOSAL 1. ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of all five members of our board of directors. Those persons elected will serve as directors until the 2015 annual meeting and until their successors are duly elected and qualified. The board of directors has nominated the following people for re-election as directors:

•      Jeffrey S. Edison
•      Leslie T. Chao
•      Stephen R. Quazzo

•      William M. Kahane
•      Paul J. Massey, Jr.

Each of the nominees for director is a current member of our board of directors. Detailed information on each nominee is provided on pages 16 through 20.

Vote Required

Under our charter, a majority of the shares present in person or by proxy at an annual meeting at which a quorum is present is required for the election of the directors. This means that a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the board of directors. Because of this majority vote requirement, “withhold” votes and broker non-votes will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified.

The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR all of the director nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board of directors may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Recommendation

Your board of directors unanimously recommends a vote “FOR” all nominees listed for re-election as directors.

PROPOSAL 2. AMENDMENT OF OUR CHARTER

Background

General

Our board of directors recommends that you approve the proposed Fourth Articles of Amendment and Restatement (the “Fourth Articles”), a copy of which is attached hereto as Exhibit A. The Fourth Articles effect certain specific amendments to our charter, which are described more fully below. Before considering the specific amendments, however, you should review the information included in this “Background” section as it provides additional information regarding our board of director’s decision to ask our stockholders to approve amendments to our charter.

Strategic Alternatives

Our board of directors has begun to explore various strategic alternatives ultimately designed to provide liquidity for our stockholders at some time in the future, including but not limited to, an eventual public listing of our shares. Currently, we are externally managed by our advisor and sub-advisor. The board of directors recognizes that certain potential exit strategies for our stockholders may be enhanced if we first become a self-managed company. In particular, if we were to list our shares of common stock on a national securities exchange, our shares may be more highly valued by the market if those responsible for running our company were our own employees rather than those of an external advisor. Also, we may be able to sell our company for a higher price as a self-managed company if the buyer desires not only our assets but the management team and employees who manage them. At this time, our board of directors has not taken any steps to internalize our management or to transact a specific liquidity event for our company.

NASAA REIT Guidelines

Because shares of our common stock were not listed on a national securities exchange, and were not expected to be listed in connection with our initial public offering of shares of our common stock, we were required to register our initial public offering with the state securities administrators in each state in which we desired to offer securities for sale. In offerings that are subject to their regulation, most states hold real estate investment trusts to the standards set forth in the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc., or the NASAA REIT Guidelines. As a result, our current charter includes a number of limitations and requirements that are imposed by the NASAA REIT Guidelines and are not typically found in the charters of listed REITs. As we ceased raising capital in a primary public offering in February 2014 and do not intend to raise capital publicly as an unlisted company in the future, it is not necessary that our charter conform to the requirements of the NASAA REIT Guidelines. We use the term “primary public offering” to distinguish our initial public offering from our ongoing offering pursuant to our dividend reinvestment plan. We have been advised that our dividend reinvestment plan offering does not require that our charter conform to the requirements of the NASAA REIT Guidelines.

Summary Reasons for Proposed Charter Amendments

Our board of directors believes that it would be in the best interest of the company to amend our charter for the following reasons:

•	We may become a self-managed company at some time in the future and the amended charter removes provisions regarding our relationship with our advisor and sub-advisor, which provisions would become irrelevant should we become self-managed. If the proposed charter amendment is approved, current charter provisions relating to our advisor will be moved to our Corporate Governance Guidelines until we become self-managed.
•	We do not intend to raise capital publicly in a primary offering as an unlisted company in the future and thus our charter need not include NASAA-mandated provisions. In addition, we may seek to provide liquidity to our stockholders through an eventual public listing of our shares. The amended charter removes the NASAA-mandated provisions, which provisions are not typically set forth in the charters of listed REITs and which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities.

•	Certain protections in our charter relating to third-party tender offers should not be needed when our shares are traded on a national securities exchange.
•	Making clear that we have the ability to issue stock dividends of one class of stock to holders of another class of stock will eliminate ambiguity in this regard with respect to newly created classes of stock, which may increase our flexibility to effect a staged listing of our shares on a national securities exchange, and would give us the flexibility to issue stock dividends to preserve cash while satisfying REIT distribution requirements.

We discuss these reasons, as well as the risks associated with the proposed charter amendments, below.

Vote Required

Approval of the proposed charter amendments requires the affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote thereon. You may vote for or against or abstain on the three proposals to amend our charter. Abstentions and broker non-votes will have the same effect as votes against the proposals to amend our charter. Proxies received will be voted “FOR” the approval of the proposals to amend our charter unless stockholders designate otherwise.

Appraisal Rights

Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the proposed amendments to our charter. Accordingly, to the extent that you object to the proposed amendments to our charter, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.

Recommendation

Your board of directors unanimously recommends a vote “FOR” the three proposals to amend our charter because the amended charter removes provisions that are not typically set forth in the charters of listed REITs and which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities.

Principal Changes

The following discussions summarize the principal changes we are asking our stockholders to approve in connection with the three proposals to amend our charter. These summary descriptions are qualified in their entirety by the complete text of the Fourth Articles, which is attached hereto as Exhibit A and which has been marked to show the proposed changes from our existing charter as Exhibit B. Following these summary discussions are bullet-point discussions noting each specific change we expect to make to our charter if the proposals are approved by our stockholders.

If approved by our stockholders at the annual meeting, the amendments reflected in the Fourth Articles will be effected by our filing of the Fourth Articles with the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”), and will become effective upon filing and acceptance for record by the SDAT. If approved, we plan to file the Fourth Articles immediately following the stockholder vote on the proposed amendments.

Proposal 2.A — Amendments to Eliminate NASAA REIT Guideline Provisions

As discussed above, our board of directors believes that it would be in our best interest to amend our charter to eliminate the NASAA REIT Guideline limitations imposed by state securities administrators in connection with our initial public offering because we do not intend to raise capital publicly as an unlisted company in the future and thus our charter should not need to include NASAA-mandated provisions. In addition, we may seek to provide liquidity to our stockholders through an eventual public listing of our shares. The amended charter removes the NASAA-mandated provisions, which provisions are not typically set forth in the charters of listed REITs and which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities. We discuss this reason, as well as the risks associated with the proposed charter amendments, below.

Provisions Regarding the Advisor and its Affiliates

Our current charter contemplates us being advised and managed by an external advisor and includes a number of provisions that govern our relationship with our advisor, our sub-advisor and their affiliates. Among other things, these provisions limit the term of our advisory agreement to no more than one year, require that the advisory agreement be terminable on 60 days’ notice and without penalty, require our independent directors to supervise our advisor and sub-advisor, and limit the amount of fees we may pay and expenses we can reimburse to our advisor and sub-advisor. The Fourth Articles remove these provisions because they will become inapplicable should we ever become self-managed and are inconsistent with charters of listed REITs.

In addition, our current charter contains numerous provisions that limit our ability to engage in transactions with, among other persons, our advisor, our sub-advisor or their respective affiliates. In general, these provisions require that such transactions (which are referred to herein as “affiliated transactions”) be approved by our board of directors and Conflicts Committee, which consists solely of our independent directors. They also contain limitations on the substantive aspects of the affiliated transactions themselves, such as restrictions on the consideration to be paid for services provided or assets acquired from or sold to such persons. These provisions address a number of transactions including joint ventures, sales and leases to and from us, and loans to and from us, as well as general restrictions on affiliated transactions with our advisor, our sub-advisor and their respective affiliates. Our Fourth Articles remove these limitations because they will become inapplicable should we become self-managed and are inconsistent with charters of listed REITs.

Lastly, our current charter provides that it is not a proper purpose of the company to make any significant investment unless it has been recommended by our advisor. This provision has the effect of enabling our officers and directors to pursue opportunities that might have been suitable for the company if they were not recommended to the company by our advisor or sub-advisor. Our Fourth Articles remove this provision because it will become inapplicable should we become self-managed and is inconsistent with charters of listed REITs.

Our board of directors does not believe these changes will have a material effect on us as we intend to transfer these restrictions from the charter to our Corporate Governance Guidelines and to continue to abide by them until we are no longer externally managed. This change will enable us to have a charter appropriate for a listed and self-managed company without the cost or delay of another stockholder vote and to preserve in many respects the protections of the current charter provisions until they are no longer applicable. There are, however, risks to this change:

•	Transactions that violate a corporation’s charter are more likely to be voidable if challenged by a stockholder than transactions that are inconsistent with corporate governance guidelines.
•	Our Corporate Governance Guidelines can be amended by our board of directors. Therefore, they are less protective than charter provisions, which can only be amended by a vote of the stockholders after the recommendation of the board of directors.
•	Courts are more likely to give deference to a board of directors’ interpretation of the meaning of corporate governance guidelines than to a board’s interpretation of charter provisions.

•	The proposed charter revisions would also remove limitations on transactions with any director (not just those affiliated with our advisor and sub-advisor). Although we believe that those restrictions are overly restrictive (and not typical of listed-REIT charters) and could prevent us from effecting a transaction that would otherwise be in our best interest, removal of those restrictions would permit us (without stockholder approval) to enter into a transaction with a director unaffiliated with the advisor.

Provisions Regarding our Conflicts Committee

Our current charter creates a Conflicts Committee comprised of all of our independent directors for the period in which we are advised by an external advisor to address the conflicts of interest created by having an external advisor and to satisfy certain requirements of the NASAA REIT Guidelines. The Fourth Articles remove this Conflicts Committee requirement because it will by its terms become inapplicable should we become self-managed and is inconsistent with charters of listed REITs. However, if the Fourth Articles are approved, we intend to maintain the Conflicts Committee at least through the period that we are externally advised and will adopt amendments to our Corporate Governance Guidelines to require Conflicts Committee approval of matters involving our advisor, our sub-advisor and their affiliates until such time as we are no longer externally advised.

The charter’s creation and empowerment of the Conflicts Committee can only be changed by the stockholders whereas the creation and empowerment of the committee that we intend to effect contemporaneously with the effectiveness of the proposed charter amendment can be changed by a vote of the board of directors. Nevertheless, we believe that the risk of such a change is remote and outweighed by the benefits of amending the charter at the upcoming annual meeting of stockholders. Such an amendment will avoid the cost and time delay of another stockholder vote held after we become self-managed or prior to listing.

Provisions Regarding Directors

As required by the NASAA REIT Guidelines, our current charter contains several provisions relating to our directors and specifically our independent directors. We are proposing to remove these NASAA-mandated provisions, which include the following: the definition of independent director as established by the NASAA REIT Guidelines; the requirement that a majority of our board of directors be composed of directors who are independent as defined by the NASAA REIT Guidelines; the requirement that all of our non-independent directors have at least three years of relevant experience and at least one of our independent directors have three years of relevant real estate experience; and the requirement that our directors are fiduciaries to the company and our stockholders. In addition, we are removing the requirement that the Conflicts Committee, which is composed of all our independent directors, nominate replacements for vacancies among the independent director positions.

The Fourth Articles will continue to require that a majority of our board of directors be composed of independent directors; however, independence will no longer be determined based on the NASAA REIT Guidelines, rather independence will be determined under the rules of the New York Stock Exchange, or NYSE. The company currently evaluates the independence of its directors under both its current charter definition (as required by the NASAA REIT Guidelines) and the NYSE standard. All of our current independent directors meet the NYSE standard for independence, and we do not expect that removing NASAA-imposed director requirements will affect the composition of our board of directors.

In addition, our Corporate Governance Guidelines will require that the Conflicts Committee nominate replacements for vacancies among independent director positions. When we are no longer externally managed, we may amend our Corporate Governance Guidelines so that any board vacancy can be filled by the vote of the entire board of directors. Therefore, there should be no impact of the proposed charter amendment with respect to vacancies in an independent director position until after we are self-managed. At that time, our procedures for filling independent director positions will be similar to most listed companies and may benefit from full board involvement. Nevertheless, there is a risk that the proposed charter amendment with respect to vacancies of independent director positions could result in the nomination of directors being influenced by non-independent directors, including management.

Finally, if the Fourth Articles are approved, our charter will no longer provide that directors are fiduciaries of the company and our stockholders. Instead, our directors would be held to the standard of conduct imposed under Maryland law, which requires a director to perform his duties in good faith, in a manner he reasonably believes to be in our best interests and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

We are recommending these revisions because we believe that they will either have no impact on us (due to the requirements of Corporate Governance Guidelines, Maryland law or any exchange on which we may list) or will improve our ability to retain and recruit board candidates.

Provisions Regarding Removal of Directors

Our current charter expressly provides our stockholders with the ability to remove one or more of our directors from office “at any time” by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of directors. Although we believe that “at any time” means that a director can be removed at any regular or special meeting of our stockholders, there is some ambiguity as to whether “at any time” means “without cause,” which is the language used in a similar provision in the NASAA REIT Guidelines. The Fourth Articles removes this provision because the ambiguity could prevent us from fully utilizing all of the protections of the Maryland Unsolicited Takeover Act (“MUTA”). Under MUTA, the board of directors of a company may opt to classify the board into up to three classes. And under Maryland law, classified directors may only be removed for cause unless the charter says otherwise. By removing this ambiguity, we may classify our board of directors without any question that they could then be removed only for cause. This proposed change will have no effect on our stockholders’ ability to remove directors unless the directors are classified. Although we have no plans to classify our board, we recommend this change to our charter because it increases the likelihood that a potential buyer of the company will have to negotiate with our board of directors and thus should increase the likelihood that our board can maximize stockholder value in any change-of-control transaction. However, this proposed change may deter prospective buyers of our company, which could reduce the likelihood that our stockholders will receive a control premium for their shares.

Provisions Regarding Investment Limitations

Article IX of our current charter contains a number of limitations and restrictions on our ability to make certain types of investments (including investments in certain mortgage loans, unimproved property or equity securities). Our board believes that the elimination of these restrictions is desirable as they will remove restrictions on potential transactions that could become available to us and that could be in our best interest. Although we have no intention of pursuing any of the investments currently limited by Article IX, we believe that increased flexibility could be advantageous and that the limitations are rarely found in the charter of a listed REIT. Nevertheless, the proposed charter amendment does increase the risk that we will pursue transactions such as those referenced above, which, if such investments perform poorly, could adversely affect our results of operations and the value of your investment in us.

Provisions Regarding Limitations on Indebtedness

Article IX also limits our ability to incur indebtedness. Currently, our charter prohibits us from incurring debt that would cause our borrowings to exceed 300% of our “net assets” unless a majority of the members of the board of directors and the Conflicts Committee approves the borrowing and such borrowing is disclosed in our next quarterly report along with a justification for the excess. Although we currently have no intention of borrowing in excess of this amount, if the Fourth Articles are approved, this charter restriction on our borrowings will be removed and we may become more highly leveraged, resulting in an increase in the amount of debt repayment. This, in turn, could increase our risk of default on our obligations and adversely affect our results of operations and our ability to make distributions to our stockholders. Despite these risks, we recommend this change because it is consistent with the removal of the Conflicts Committee from our charter, increases our flexibility to incur debt that might be in our best interest and lessens the administrative burdens associated with a higher debt level should we deem such debt to be in our best interest.

Provisions Regarding the Issuance of Certain Securities

Article IX also limits our ability to issue certain securities, including equity securities on a deferred-payment basis or other similar arrangement; debt securities in the absence of adequate cash flow to cover debt service; equity securities that are assessable; and equity securities redeemable solely at the option of the holder. If the Fourth Articles are approved, these restrictions will be removed and our board of directors will be able to issue the securities described above. Our board of directors recommends this change because it removes limitations on issuances of securities that our board of directors could determine to be in our best interest. Although we believe this flexibility is advantageous, the proposed charter amendment does increase the risk that we will issue securities that could negatively impact the value of your investment. In particular, the issuance of debt securities in the absence of adequate cash flow to cover the debt service would adversely affect our ability to make distributions to our stockholders. Similarly, if we issued equity securities redeemable solely at the option of the holder, we may be required to redeem securities at a time when we would otherwise prefer to utilize our cash for other purposes and this could also adversely affect our liquidity and ability to pay distributions to our stockholders. We have no current intention to issue any securities the issuance of which would be prohibited under our current charter.

Provisions Regarding Distributions

As required by the NASAA REIT Guidelines, Section 5.10 of our charter describes the manner in which distributions to stockholders are to be determined and provides that our board of directors shall endeavor to declare and pay distributions as shall be necessary for the company to qualify as a REIT. The Fourth Articles remove this provision. We believe that this change will be of no effect. The description of the manner in which distributions are to be determined is not a substantive provision as it merely mirrors the provisions of Maryland corporation law with respect to the board’s power to declare dividends. Furthermore, when read together with current Section 7.7 of our charter, it is clear that the Section 5.10 directive with respect to maintaining REIT status is of no effect as Section 7.7 permits the board of directors to determine that it is no longer in our best interest to qualify as a REIT.

Provisions Regarding Roll-ups

Article IX also imposes procedural protections relating to transactions in which our stockholders must exchange their shares for securities of another entity (a “roll-up transaction”). Among other protections, an appraisal of the company’s assets as of a date immediately prior to the announcement of the proposed roll-up transaction and meeting certain other requirements must be obtained from an independent expert in connection with any roll-up transaction. Stockholders who vote against any proposed roll-up transaction must be given the choice of (a) accepting the securities of the roll-up entity or (b) either (i) remaining as stockholders of the company and preserving their interests therein on the same terms and conditions as existed previously, or (ii) receiving cash in an amount equal to their proportionate share of the appraised value of the company. In addition, we are prohibited from participating in any roll-up transaction in which certain stockholder rights in the roll-up entity such as voting and access to records are less than those currently provided to our stockholders. Further, if the roll-up transaction is not approved by the stockholders, the costs of the roll-up transaction may not be borne by us. If the Fourth Articles are approved and our stockholders vote to approve a roll-up transaction, our stockholders will no longer receive the benefit of these protections. However, stockholder approval will continue to be required for us to effect a roll-up transaction. We recommend this change to increase our flexibility to enter into a roll-up transaction that our board of directors and our stockholders may believe to be in our best interest.

Provisions Regarding Exculpation and Indemnification

Our current charter provides for exculpation of our officers and directors, and provides for indemnification of our officers and directors, our advisor, our sub-advisor and their affiliates, but contains the following limits on our ability to indemnify and exculpate consistent with the limitations set forth in the NASAA REIT Guidelines:

•	the person seeking indemnification must have determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests;

•	the person seeking indemnification must have been acting on our behalf or performing services for us; and
•	the liability or loss must not have been the result of negligence or misconduct on the part of the person seeking indemnification, except that if the person seeking indemnification is or was an independent director, the liability or loss must not have been the result of gross negligence or willful misconduct.

In addition, our charter currently provides that we may not indemnify any director, our advisor, our sub-advisor or any of their affiliates for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

•	there has been a successful adjudication on the merits of each count involving alleged material securities law violations;
•	the claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or
•	a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority of a jurisdiction in which our securities were offered and sold as to indemnification for securities law violations.

Finally, as required by the NASAA REIT Guidelines, our charter currently provides that we may pay or reimburse reasonable legal expenses and other costs incurred by a director, our advisor, our sub-advisor or any of their affiliates in advance of final disposition of a proceeding only if all of the following conditions are satisfied:

•	the legal action relates to acts or omissions with respect to the performance of duties or services on our behalf;
•	the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves advancement;
•	the person seeking indemnification provides us with a written affirmation of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification; and
•	the person seeking indemnification undertakes in writing to repay us the advanced funds, together with interest at the applicable legal rate of interest, if the person seeking indemnification is found not to have complied with the requisite standard of conduct.

In order to conform our charter more closely to those of listed REITs, and to retain and recruit the most qualified and experienced officers and directors, we are proposing to remove these limitations and instead provide that we shall exculpate and indemnify our officers and directors to the maximum extent permitted by Maryland law. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its stockholders for money damages, except for liability resulting from:

•	actual receipt of an improper benefit or profit in money, property or services; or
•	active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Maryland law also permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty,

•	the director or officer actually received an improper personal benefit in money, property or services, or
•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of:

•	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification; and
•	a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

These amended provisions will provide our directors and officers with broader and more comprehensive exculpation and indemnification rights. Although we believe that this change will improve our ability to retain and attract qualified directors and officers, the proposed charter amendment does increase the risk that we and our stockholders will not be able to recover monetary damages from our directors if they fail to meet the statutory standard of conduct or from our officers if they fail to satisfy their duties under Maryland law. In addition, the proposed charter amendment would provide for indemnification of our directors and officers in circumstances where indemnification is currently limited by our charter. The reduced ability to recover from directors and officers and the increased right to indemnification would be true not only for their future acts or omissions but also for acts or omissions prior to the date of the charter amendment. The proposed charter amendment also increases the risk that we will incur significant defense costs that would otherwise have to be borne by our directors or officers.

In addition to providing our directors and officers with additional rights with respect to exculpation and indemnification, removing these limitations from our charter will also permit us to indemnify our advisor and sub-advisor to the maximum extent permitted by Maryland law, including for acts or omissions prior to the date of the charter amendment. To date, we have not agreed to expand the indemnification of our advisor or sub-advisor beyond that permitted by the NASAA REIT Guidelines. Moreover, we intend to include such limits on indemnification of our advisor and sub-advisor in our Corporate Governance Guidelines. As discussed above, however, charter restrictions are more protective than those set forth in corporate governance guidelines; therefore the proposed charter amendment does increase the risk that we might agree (i) to indemnify our advisor and sub-advisor for certain losses that we would not be permitted to indemnify our advisor and sub-advisor for under our current charter and (ii) to advance and bear the defense costs of our advisor and sub-advisor in circumstances where our current charter would not permit such advancement.

Provisions Regarding Stockholder Voting and Access to Records

The Fourth Articles remove provisions relating to stockholder meetings, stockholder liability, stockholder voting rights, and stockholders’ ability to access a stockholder list, inspect the books and records of the company, and receive reports from the company. Each of these provisions were included in our charter to meet requirements imposed by the NASAA REIT Guidelines and are not consistent with the charters of listed REITs, which generally rely on Maryland law and their bylaws to govern stockholder meetings, voting and access to records. If the Fourth Articles are approved, we intend to amend our bylaws to provide that a majority of our outstanding voting stock will be required to call a special meeting of stockholders, as opposed to 10% or more of our outstanding voting stock as required under our current charter. It will thus be more difficult under the Fourth Articles for our stockholders to call a special meeting. We believe this higher threshold increases the likelihood that a potential buyer of the company will have to negotiate with our board of directors and thus should increase the likelihood that our board can maximize stockholder value in any change-of-control transaction. In addition, this higher threshold reduces the risk that the company would be required to expend significant board and management time and expense related to a special meeting that reflects the interests of only a minority of the company’s stockholders. Although we believe the changes are in the best interest of the company, the proposed change may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares. The proposed change may also increase the costs associated with trying to change the composition of our board of directors, which may deter changes that could otherwise be in your best interest.

Also, we will no longer be subject to a charter requirement to distribute an annual report with the following information specified by the NASAA REIT Guidelines: the ratio of the cost of raising capital during the period to the capital raised, the total operating expenses of the company stated as a percentage of average invested assets and as a percentage of net income, and a report from the independent directors that the policies being followed by the company are in the best interests of our stockholders and the basis for such determination. As a public reporting company, however, we will still continue to be subject to the rules and regulations promulgated by the SEC related to annual reports as well as the general provisions of Maryland law requiring us to prepare an annual statement of affairs. Thus, we expect to continue distributing an annual report to our stockholders with disclosure of the information required under the rules and regulations of the SEC.

In addition, under the Fourth Articles, the rights of stockholders to inspect and copy certain corporate documents, including the ability to obtain a list of stockholders, will be limited to the rights provided for under Maryland law. These rights are more restrictive than those included in our current charter. Maryland law allows any stockholder of a corporation to inspect the corporation’s bylaws, minutes of stockholder proceedings, annual statements of affairs and voting trust agreements on file at the corporation’s principal office and to request a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request. However, Maryland law permits only stockholders who for at least six months have been stockholders of record of at least five percent of the outstanding stock of any class of the corporation to inspect the corporation’s books of account and stock ledger, to request a statement of the corporation’s affairs and to request a stockholder list. Our current charter provides that any stockholder may request a copy of the stockholder list in connection with matters relating to stockholders’ voting rights, the exercise of stockholder rights under federal proxy laws or for any other proper and legitimate purpose. Our board of directors believes that these revisions increase the company’s ability to protect the privacy of its stockholders and reduce the company’s exposure to potentially exploitive mini-tender offers for shares of our stock by increasing the threshold at which stockholders may access information related to our stockholders. We believe the changes also increase the likelihood that potential buyers of the company will have to negotiate with our board of directors by making it more difficult for a potential buyer to acquire shares or to contact stockholders for the purpose of trying to influence our management. Although we believe the changes are in the best interest of the company, the proposed charter changes may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares. The proposed changes may also make it more difficult for our stockholders to communicate with each other to influence our management, which could result in policies, actions or board composition that are not as favorable to you as they otherwise would be.

The NASAA REIT Guidelines require that our charter provide that stockholders have the ability to amend our charter or dissolve our company without the concurrence of the board of directors. However, Maryland law provides that stockholders may not amend a company’s charter or dissolve a company unless the amendment or dissolution is first declared advisable by the company’s board of directors. Therefore, the Fourth Articles merely conform our charter to the requirements of Maryland law in this respect.

Provisions Regarding Investor Suitability

Our current charter imposes certain suitability and minimum investment requirements on investors in our common stock in accordance with the NASAA REIT Guidelines. Under the Fourth Articles, the provisions regarding suitability and minimum investment of stockholders would be deleted in their entirety. Removal of these provisions generally would provide stockholders with greater ability to sell shares, since prospective buyers would no longer be subject to the financial suitability standards imposed by the NASAA REIT Guidelines. In addition, the removal of these provisions would eliminate the minimum stockholding requirements, thus permitting transfers of shares in any amount. Furthermore, removal of these provisions eliminates the requirement that our sponsors or anyone selling shares on our behalf or on behalf of our sponsors make a determination that the purchase of our shares is a suitable and appropriate investment for the prospective stockholder. Rather, prospective stockholders or their financial advisers, or both, would determine for themselves whether an investment in the company is a suitable and appropriate investment, just as they would do for any exchange-listed company.

Conforming Changes and Other Ministerial Modifications

The Fourth Articles reflect a number of changes and other modifications of a ministerial nature that are necessary in view of the changes being proposed. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions that are no longer applicable to us or that need to be updated, and the necessary re-numbering and lettering of remaining provisions.

Summary of Specific Changes

Listed below, in summary form, are the specific changes that will be made to our current charter if Proposal 2.A is approved by our stockholders at the Annual Meeting. This does not identify certain immaterial changes. Please see the marked version of the charter attached as Exhibit B, which reflects all the proposed changes to our charter.

•	Deletion of language in Article II that permitted our officers and directors to pursue opportunities that might otherwise have been suitable for the company if our advisor had not recommended the opportunity to us.
•	Deletion of definitions in Article IV that are no longer applicable as a result of the removal of certain provisions in the Fourth Articles and the revision of the definition of Independent Director to be based on NYSE rules and regulations.
•	Deletion of Section 5.8 regarding suitability and minimum investment of stockholders.
•	Deletion of Section 5.9 regarding the board of director’s ability to establish a dividend reinvestment plan.
•	Deletion of the first paragraph of Section 5.10 regarding the manner in which distributions to stockholders are to be determined.
•	Revisions to Section 7.1 to eliminate the requirement that only the Conflicts Committee may nominate replacements for vacancies among the independent director positions.
•	Deletion of Section 7.2 regarding the term of directors.
•	Deletion of Section 7.3 regarding the required experience of directors.
•	Deletion of Section 7.4 regarding the board of directors’ ability to establish committees.
•	Deletion of Section 7.5 regarding the directors’ fiduciary obligation to the company and their fiduciary duty to supervise the relationship of the company and our advisor and sub-advisor.
•	Deletion of Section 7.6 regarding the ratification of the charter by the board of directors and the Conflicts Committee.
•	Deletion of language in Section 7.3 of the Fourth Articles that required approval by a majority of the members of the Conflicts Committee of any offering of preferred stock.
•	Deletion of Section 7.10 regarding the determination of independent director compensation by the Conflicts Committee.
•	Deletion of Section 7.12 regarding the stockholders’ ability to remove any director from office by a majority vote.
•	Deletion of Article VIII in its entirety regarding the company’s relationship with our advisor and sub-advisor, including the following: appointment and initial investment of our advisor and sub-advisor; supervision of our advisor and sub-advisor by the board of directors; fiduciary obligations of our advisor and sub-advisor to the company and stockholders; termination of the advisory agreement; disposition fee on sale of property; incentive fees; acquisition fees; and reimbursement for total operating expenses.

•	Deletion of Article IX in its entirety regarding the company’s investment objectives and limitations, including the following: the requirement to establish written policies on the investment objectives of the company; limitations on transactions with affiliates; limitations on the issuance of options and warrants; limitations on the repurchase of common stock; limitations on loans; limitations on leverage; limitations on investments in equity securities, commodity contracts, mortgage loans, and unimproved real property; limitations on the issuance of certain securities; and limitations on roll-up transactions.
•	Deletion of Article X in its entirety regarding the establishment and responsibilities of the Conflicts Committee.
•	Deletion of Section 11.1 regarding requirements for meetings of stockholders and the ability to call a special meeting of stockholders upon the written request of not less than 10% of the outstanding shares entitled to be case on any issue proposed to be considered at the special meeting.
•	Deletion of Section 11.3 regarding voting rights of stockholders and a stockholder’s ability to vote on certain matters.
•	Deletion of Section 11.4 regarding voting limitations on shares held by the Advisor, directors and affiliates.
•	Deletion of Section 11.5 regarding a stockholder’s right to inspect the books and records of the company.
•	Deletion of Section 11.6 regarding a stockholder’s ability to access the stockholder list.
•	Deletion of Section 11.7 regarding the company’s requirement to mail specific reports to its stockholders at the end of the fiscal year.
•	Deletion of Section 11.9 regarding the liability of stockholders.
•	Expansion of the company’s exculpation and indemnification of its officers and directors to the maximum extent permitted by Maryland law.
•	Expansion of the company’s obligation to advance defense expenses to a director or officer to the maximum extent permitted by Maryland law.
•	Elimination of limits (other than those imposed by Maryland law) on the company’s ability to indemnify our advisor and sub-advisor or advance defenses expenses to our advisor and sub-advisor.
•	Deletion of language in Article XIV prohibiting the specified choice of law from restricting the application of any state’s securities law from the sale of securities to such state’s residents or within such state.

Proposal 2.B — Amendment to Specify the Inapplicability of the “Mini-Tender”
Charter Provision After a Listing

Our current charter provides that any person that makes a tender offer, including a “mini-tender” offer, must comply with all of the provisions set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended, including disclosure and notice requirements, in conducting such a tender offer. This provision also provides that we have the right to redeem the shares of any person that fails to comply with these requirements, including any shares acquired pursuant to the tender offer. The primary purpose of this provision is to ensure that the company has notice of a planned tender offer so that the board of directors can evaluate the offer and publish a recommendation with respect to the offer before our stockholders make a decision with respect to the tender offer. Due to the lack of liquidity of non-traded REIT shares, some parties have made tender offers at exploitive prices. Our current charter provision is designed to give our board of directors time to advise our stockholders about the merits of an offer. However, if our shares are traded on an exchange, there will be much less risk that a bidder could acquire shares at an exploitive price because stockholders will be able to sell their shares at then-current market prices. Therefore, the Fourth Articles stipulates that the provision with respect to tender offers will not be applicable with respect to any shares that are listed on a national securities exchange.

Summary of Specific Change

•	Addition of language to Section 7.9 of the Fourth Articles to specify that the provision will be of no force and effect with respect to common stock that is listed on a national securities exchange.

Proposal 2.C — Amendment to Enable Us to Declare and Pay a Dividend of
One Class of Stock to the Holders of Another Class of Stock

As required by the NASAA REIT Guidelines, our current charter limits our board of directors’ ability to authorize distributions-in-kind. The Fourth Articles remove this provision. In addition, the Fourth Articles give the board of directors the specific authority to declare and pay a dividend in shares of one class of our stock to the holders of shares of another class of our stock. We do not believe that our current charter prohibits us from issuing a stock dividend, even if in shares of another new class of stock. Nevertheless, one advantage of the proposed charter revision is that it eliminates any doubt as to our ability to issue stock dividends to our stockholders. Our board of directors believes that it is beneficial to remove any ambiguity in this regard as a stock dividend of different classes of stock could be used to effect a staged listing of our shares on a national securities exchange. Additionally, this amendment specifically allows us to issue dividends to the holders of an existing class of stock in shares of another existing class of stock, which we cannot do under our existing charter. Some REITs have used stock dividends in order to preserve cash while satisfying REIT distribution requirements. Although we have no current intention of issuing stock dividends for any purpose, we believe it is beneficial to have the maximum flexibility in this regard.

Summary of Specific Changes

•	Deletion of the second paragraph of Section 5.10 regarding limitations on the board of directors’ ability to authorize distributions.
•	Addition of Section 7.11 in the Fourth Articles to permit the board of directors to declare and pay a dividend in shares of one class of our stock to the holders of shares of another class of our stock.

PROPOSAL 3. ADJOURNMENT OF THE ANNUAL MEETING

At the annual meeting, you and the other stockholders will also vote to approve an adjournment of the annual meeting, including, if necessary, to solicit additional proxies in favor of Proposals 2.A, 2.B and 2.C if there are not sufficient votes for these proposals.

Vote Required

Approval of the proposal to adjourn the annual meeting requires the affirmative vote of a majority of the votes cast at the annual meeting by the holders who are present in person or by proxy and entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of the vote. Proxies received will be voted “FOR” approval of this proposal to adjourn the annual meeting unless stockholders designate otherwise.

Recommendation

Your board of directors unanimously recommends a vote “FOR” this proposal to adjourn the annual meeting.

STOCKHOLDER PROPOSALS

Any proposals by stockholders for inclusion in proxy solicitation material for the next annual meeting, whether or not the proposal is intended to be included in the 2015 proxy materials, must be received by our secretary at our executive offices no earlier than December 1, 2014 and no later than December 31, 2014. However, if we hold our annual meeting before June 9, 2015 or after August 8, 2015, stockholders must submit proposals for inclusion in our 2015 proxy statement within a reasonable time before we begin to print our proxy materials. The mailing address of our executive offices is 11501 Northlake Drive, Cincinnati, Ohio 45249.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holders.

EXHIBIT A

Fourth Articles of Amendment and Restatement (the “Amended and Restated Charter”)

FOURTH ARTICLES OF AMENDMENT AND RESTATEMENT
OF
PHILLIPS EDISON — ARC SHOPPING CENTER REIT INC.

FIRST:  Phillips Edison — ARC Shopping Center REIT Inc., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:  The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is Phillips Edison — ARC Shopping Center REIT Inc. (the “Corporation”).

ARTICLE II

PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The name and address of the resident agent for service of process of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The address of the Corporation’s principal office in the State of Maryland is c/o The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The Corporation may have such other offices and places of business within or outside the State of Maryland as the board may from time to time determine.

ARTICLE IV

DEFINITIONS

As used herein, the following terms shall have the following meanings unless the context otherwise requires:

Business Day.  Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Capital Stock.  All classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Code.  The term shall have the meaning as provided in Article II herein.

Common Stock.  The term shall have the meaning as provided in Section 5.1 herein.

Common Stockholders.  The registered holders of Common Stock.

Corporation.  The term shall have the meaning as provided in Article I herein.

Director(s).  The members of the board of directors of the Corporation.

Extension Amendment.  The term shall have the meaning as provided in Section 5.8 herein.

Independent Director.  A Director who satisfies the independence requirements of the New York Stock Exchange as in effect from time to time.

Initial Public Offering.  The initial public offering of Common Stock registered on Registration Statement No. 333-164313 on Form S-11.

Liquidity Event.  A Liquidity Event shall mean a sale of substantially all the assets of the Corporation, a sale or merger of the Corporation, a Listing, or other similar transaction.

Listed.  Approved for trading on any securities exchange registered as a national securities exchange under Section 6 of the Securities Exchange Act of 1934. The term “Listing” shall have the correlative meaning.

MGCL.  The Maryland General Corporation Law, as amended from time to time.

Non-Compliant Tender Offer.  The term shall have the meaning as provided in Section 7.10 herein.

Person.  An individual, corporation, association, business trust, estate, trust, partnership, limited liability company or other legal entity.

Plan of Liquidation.  The term shall have the meaning as provided in Section 5.8 herein.

Preferred Stock.  The term shall have the meaning as provided in Section 5.1 herein.

REIT.  Real estate investment trust under Sections 856 through 860 of the Code.

SDAT.  The State Department of Assessments and Taxation of Maryland.

Tendered Shares.  The term shall have the meaning as provided in Section 7.9 herein.

Termination of the Initial Public Offering.  The Termination of the Initial Public Offering shall mean the earlier of (i) the date on which the Initial Public Offering expires or is terminated by the Corporation or (ii) the date on which all shares of Common Stock offered in the Initial Public Offering are sold, excluding shares offered thereunder that may be acquired pursuant to any dividend reinvestment plan approved by the Corporation.

ARTICLE V

STOCK

Section 5.1. Authorized Shares.  The Corporation has authority to issue 1,010,000,000 shares of Capital Stock, consisting of 1,000,000,000 shares of common stock, $0.01 par value per share (“Common Stock”), and 10,000,000 shares of preferred stock, $0.01 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of Capital Stock having par value is $10,100,000. If shares of Capital Stock of one class are classified or reclassified into shares of Capital Stock of another class pursuant to this Article V, the number of authorized shares of Capital Stock of the former class shall be automatically decreased and the number of shares of Capital Stock of the latter class shall be automatically increased, in each case by the number of shares of Capital Stock so classified or reclassified, so that the aggregate number of shares of Capital Stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of Capital Stock set forth in the first sentence of this paragraph. The board of directors, with the approval of a majority of the Directors and without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of Capital Stock or the number of shares of Capital Stock of any class or series that the Corporation has the authority to issue.

Section 5.2. Common Stock.  Subject to the provisions of Article VI and except as may otherwise be specified in the terms of any class or series of Common Stock, each share of Common Stock shall entitle the holder thereof to one vote. The board of directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of Capital Stock.

Section 5.3. Preferred Stock.  The board of directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time in one or more series of Capital Stock.

Section 5.4. Classified or Reclassified Shares.  Prior to the issuance of classified or reclassified shares of any class or series, the board of directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Capital Stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Capital Stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the SDAT. Any of the terms of any class or series of Capital Stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the board of directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Capital Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 5.5. Charter and Bylaws.  The rights of all stockholders and the terms of all shares of Capital Stock are subject to the provisions of the charter and the bylaws.

Section 5.6. No Preemptive Rights.  Except as may be provided by the board of directors in setting the terms of classified or reclassified shares of Capital Stock pursuant to Section 5.4 or as may otherwise be provided by contract approved by the board of directors, no holder of shares of Capital Stock of any class or series shall have any preemptive right to subscribe to or purchase any additional shares of any class or series, or any bonds or convertible securities of any nature.

Section 5.7. Issuance of Shares Without Certificates.  Unless otherwise provided by the board of directors, the Corporation shall not issue stock certificates. The Corporation shall continue to treat the holder of uncertificated Capital Stock registered on its stock ledger as the owner of the shares noted therein until the new owner delivers a properly executed form provided by the Corporation for that purpose. With respect to any shares of Capital Stock that are issued without certificates, information regarding restrictions on the transferability of such shares that would otherwise be required by the MGCL to appear on the stock certificates will instead be furnished to stockholders upon request and without charge.

Section 5.8. Actions Required if Common Stock Not Listed.  In the event that a Liquidity Event does not occur on or before the fifth anniversary of the Termination of the Initial Public Offering, then a majority of the Directors and a majority of the Independent Directors must either (a) adopt a resolution that sets forth a proposed amendment to the charter extending or eliminating this deadline (the “Extension Amendment”), declares that the Extension Amendment is advisable and directs that the proposed Extension Amendment be submitted for consideration at either an annual or special meeting of the Common Stockholders, or (b) adopt a resolution that declares that a proposed liquidation of the Corporation is advisable on substantially the terms and conditions set forth in, or referred to, in the resolution (the “Plan of Liquidation”) and directs that the proposed Plan of Liquidation be submitted for consideration at either an annual or special meeting of the Common Stockholders. If the Directors seek the Extension Amendment as described above and the Common Stockholders do not approve the Extension Amendment, then the Directors shall take the steps set forth in clause (b) above. In the event that Listing occurs on or before the fifth anniversary of the Termination of the Initial Public Offering, the Corporation shall continue perpetually unless dissolved pursuant to any applicable provision of the MGCL.

ARTICLE VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 6.1. Definitions.  As used in this Article VI, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit.  9.8% in value of the aggregate of the outstanding shares of Capital Stock. The value of the outstanding shares of Capital Stock shall be determined by the board of directors in good faith, which determination shall be conclusive for all purposes hereof.

Beneficial Ownership.  Ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Owning” and “Beneficially Owned” shall have the correlative meanings.

Charitable Beneficiary.  One or more beneficiaries of the Trust as determined pursuant to Section 6.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Common Stock Ownership Limit.  9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation. The number and value of outstanding shares of Common Stock of the Corporation shall be determined by the board of directors in good faith, which determination shall be conclusive for all purposes hereof.

Constructive Ownership.  Ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.

Excepted Holder.  A stockholder of the Corporation for whom an Excepted Holder Limit is created by the board of directors pursuant to Section 6.2.7.

Excepted Holder Limit.  The percentage limit established by the board of directors pursuant to Section 6.2.7 provided that the affected Excepted Holder agrees to comply with the requirements, if any, established by the board of directors pursuant to Section 6.2.7, and subject to adjustment pursuant to Section 6.2.8.

Initial Date.  The date upon which shares of Common Stock are first issued in the Initial Public Offering.

Market Price.  With respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by FINRA’s OTC Bulletin Board service or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the board of directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined in good faith by the board of directors.

Prohibited Owner.  With respect to any purported Transfer, any Person who but for the provisions of Section 6.2.1 would Beneficially Own or Constructively Own shares of Capital Stock and, if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

Restriction Termination Date.  The first day on which the Corporation determines pursuant to Section 7.2 that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer.  Any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, of Capital Stock or the right to vote or receive distributions on Capital Stock, or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust.  Any trust provided for in Section 6.3.1.

Trustee.  The Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

Section 6.2. Capital Stock.

Section 6.2.1. Ownership Limitations.  During the period commencing on the Initial Date and prior to the Restriction Termination Date:

(a) Basic Restrictions.

(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation (1) being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code); provided, however, that Section 6.2.1(a)(ii)(1) shall not apply any period prior to the second year for which the Corporation has elected to be taxable as a REIT.

(iii) Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock; provided, however, that (1) this Section 6.2.1(a)(iii) shall not apply to a Transfer of shares of Capital Stock occurring in the Corporation’s first taxable year for which a REIT election is made and (2) the board of directors may waive this Section 6.2.1(a)(iii) if, in the opinion of the board of directors, such Transfer would not adversely affect the Corporation’s ability to qualify as a REIT.

(b) Transfer in Trust.  If any Transfer of shares of Capital Stock occurs that, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 6.2.1(a)(i) or Section 6.2.1(a)(ii),

(i) then that number of shares of Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 6.2.1(a)(i) or Section 6.2.1(a)(ii) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.3, effective as of the close of business on the Business Day prior to the date of such Transfer and such Person shall acquire no rights in such shares; provided, however,

(ii) if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.2.1(a)(i) or Section 6.2.1(a)(ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 6.2.1(a)(i) or Section 6.2.1(a)(ii) shall be void ab initio and the intended transferee shall acquire no rights in such shares of Capital Stock.

Section 6.2.2. Remedies for Breach.  If the board of directors shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.2.1(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 6.2.1(a) (whether or not such violation is intended), the board of directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.2.1(a) shall automatically result in the transfer to the Trust described above and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the board of directors.

Section 6.2.3. Notice of Restricted Transfer.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 6.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 6.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 6.2.4. Owners Required to Provide Information.  Prior to the Restriction Termination Date:

(a) every owner of 5% or more (or such higher percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock and other shares of the Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit.

(b) each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 6.2.5. Remedies Not Limited.  Subject to Section 7.2, nothing contained in this Section 6.2 shall limit the authority of the board of directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT.

Section 6.2.6. Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Section 6.2, Section 6.3 or any definition contained in Section 6.1, the board of directors shall have the power to determine the application of the provisions of this Section 6.2 or Section 6.3 with respect to any situation based on the facts known to it. In the event Section 6.2 or Section 6.3 requires an action by the board of directors and the charter fails to provide specific guidance with respect to such action, the board of directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 6.1, 6.2 or 6.3.

Section 6.2.7. Exceptions.

(a) Subject to Section 6.2.1(a)(ii), the board of directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person. The board of directors may determine only to establish or increase an Excepted Holder Limit for such Person if:

(i) the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person’s Beneficial Ownership or Constructive Ownership of such shares of Capital Stock will violate Section 6.2.1(a)(ii);

(ii) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the board of directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.2.1 through 6.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Section 6.2.1(b) and Section 6.3.

(b) Prior to granting any exception pursuant to Section 6.2.7(a), the board of directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case, in form and substance satisfactory to the board of directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the board of directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 6.2.1(a)(ii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The board of directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

Section 6.2.8. Increase or Decrease in Aggregate Stock Ownership Limit and Common Stock Ownership Limit.  Subject to Section 6.2.1(a)(ii), the board of directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for all other Persons; provided, however, that the decreased Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit will not be effective for any Person whose percentage ownership in shares of Capital Stock is in excess of such decreased Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit until such time as such Person’s percentage of shares of Capital Stock equals or falls below the decreased Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit, but any further acquisition of shares of Capital Stock in excess of such percentage ownership of shares of Capital Stock will be in violation of the Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit and, provided further, that the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding shares of Capital Stock.

Section 6.2.9. Legend.  Should the Corporation issue stock certificates, each certificate for shares of Capital Stock shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer for the purpose of the Corporation’s maintenance of its status as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s charter: (a) no Person may Beneficially Own or Constructively Own shares of the Corporation’s Common Stock in excess of 9.8% (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (b) no Person may Beneficially Own or Constructively Own shares of Capital Stock of the Corporation in excess of 9.8% of the value of the total outstanding shares of Capital Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (c) no Person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (d) other than as provided in the Corporation’s charter, no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Capital Stock that causes or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation or, in the case of a proposed or attempted transaction, give at least 15 days prior written notice and provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT. If any of the restrictions on Transfer or ownership are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries or, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.  In addition, the Corporation may redeem shares of Capital Stock upon the terms and conditions specified by the board of directors in its sole discretion if the board of directors determines that ownership or a Transfer or other event may violate the restrictions described above.

All capitalized terms in this legend have the meanings defined in the charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge. Such statement shall also be sent on request and without charge to stockholders who are issued shares without a certificate.

Section 6.3. Transfer of Capital Stock in Trust.

Section 6.3.1. Ownership in Trust.  Upon any purported Transfer or other event described in Section 6.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 6.2.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.3.6.

Section 6.3.2. Status of Shares Held by the Trustee.  Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee and shall have no rights to dividends or other distributions attributable to the shares held in the Trust.

Section 6.3.3. Distributions and Voting Rights.  The Trustee shall have all voting rights and rights to distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such distribution to the Trustee upon demand, and any distribution authorized but unpaid shall be paid when due to the Trustee. Any distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust, and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority with respect to the shares held in the Trust (at the Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (b) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

Section 6.3.4. Sale of Shares by Trustee.  Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 6.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.3.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust or (b) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 6.3.3 of this Article VI. Any net sale proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.3.4, such excess shall be paid to the Trustee upon demand.

Section 6.3.5. Purchase Right in Stock Transferred to the Trustee.  Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (a) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) or (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 6.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 6.3.3 of this Article VI. The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary.

Section 6.3.6. Designation of Charitable Beneficiaries.  By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (a) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 6.2.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 6.4. Settlement.  Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

Section 6.5. Enforcement.  The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

Section 6.6. Non-Waiver.  No delay or failure on the part of the Corporation or the board of directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the board of directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VII

PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF THE CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 7.1. Number of Directors.  The number of Directors of the Corporation shall be five, which number may be increased or decreased from time to time pursuant to the bylaws but shall never be less than three. A majority of the seats on the board of directors will be for Independent Directors. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Stock issued by the Corporation. The names of the Directors who shall serve on the board until the next annual meeting of the stockholders and until their successors are duly elected and qualified are:

Jeffrey S. Edison
William M. Kahane
Leslie T. Chao
Paul J. Massey, Jr.
Stephen R. Quazzo

Section 7.2. REIT Qualification.  If the Corporation elects to qualify for federal income tax treatment as a REIT, the board of directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the board of directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the board of directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The board of directors also may determine that compliance with any restriction or limitation on ownership and transfers of Capital Stock set forth in Article VI is no longer required for REIT qualification.

Section 7.3 Authorization by Board of Stock Issuance.  The board of directors may authorize the issuance from time to time of shares of Capital Stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of Capital Stock of any class or series, whether now or hereafter authorized, for such consideration as the board of directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the charter or the bylaws.

Section 7.4. Determinations by the Board.  The determination as to any of the following matters, made in good faith by or pursuant to the direction of the board of directors consistent with this charter or any shares of Capital Stock, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its Capital Stock: (a) the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Capital Stock or the payment of other distributions on its Capital Stock; (b) the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any shares of Capital Stock; (e) any matters relating to the acquisition, holding and disposition of any assets by the Corporation; (f) any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of shares of Capital Stock; (g) the number of shares of Capital Stock of any class or series of the Corporation; or (h) any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the charter or bylaws or otherwise to be determined by the board of directors; provided, however, that any determination by the board of directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination.

Section 7.5. Tax on Disqualified Organizations.  To the extent that the Corporation incurs any tax pursuant to Section 860E(e)(6) of the Code as the result of any “excess inclusion” income (within the meaning of Section 860E of the Code) of the Corporation that is allocable to a stockholder that is a “disqualified organization” (as defined in Section 860E(e)(5) of the Code), the board of directors may, in its sole discretion, cause the Corporation to allocate such tax solely to the stock held by such disqualified organization in the manner described in Treasury Regulation Section 1.860E-2(b)(4), by reducing from one or more distributions paid to such stockholder the tax incurred by the Corporation pursuant to Section 860E(e)(6) as a result of such stockholder’s stock ownership.

Section 7.6. Indemnification.  The Corporation shall indemnify, to the fullest extent permitted by Maryland law, as applicable from time to time, its present and former Directors and officers, whether serving or having served, the Corporation or at its request any other entity, for any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) relating to any action alleged to have been taken or omitted in such capacity as a Director or officer. The Corporation shall pay or reimburse all reasonable expenses incurred by a present or former Director or officer, whether serving or having served, the Corporation or at its request any other entity, in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in which the present or former Director or officer is a party, in advance of the final disposition of the proceeding, to the fullest extent permitted by, and in accordance with the applicable requirements of, Maryland law, as applicable from time to time. The Corporation may indemnify any other persons, including a person who served a predecessor of the Corporation as an officer or Director, permitted to be indemnified by Maryland law as applicable from time to time, if and to the extent indemnification is authorized and determined to be appropriate, in each case in accordance with applicable law. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate any of the benefits provided to directors and officers under this Section 7.6 in respect of any act or omission that occurred prior to such amendment or repeal.

Section 7.7. Extraordinary Actions.  Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 7.8. Rights of Objecting Stockholders.  Holders of shares of Capital Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the board, upon the affirmative vote of a majority of the entire board, shall determine that such rights shall apply, with respect to all or any classes or series of Capital Stock, to a particular transaction or all transactions occurring after the date of such determination in connection with which holders of such shares of Capital Stock would otherwise be entitled to exercise such rights.

Section 7.9. Tender Offers.  If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended, including, without limitation, disclosure and notice requirements, which would be applicable if the tender offer was for more than 5% of the outstanding securities of the Corporation, provided, however, that such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Corporation at least 10 Business Days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Corporation, in its sole discretion, shall have the right to redeem such non-compliant Person’s shares of Capital Stock and any shares of Capital Stock acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) with respect to Common Stock, the price then being paid per share of Common Stock purchased in the Corporation’s latest offering of Common Stock at full purchase price (not discounted for commission reductions nor for reductions in sale price permitted pursuant to the distribution reinvestment plan), (ii) the fair market value of the shares as determined by an independent valuation obtained by the Corporation or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer, and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased shares to the Corporation. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section 7.9, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this Section 7.9. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 7.9 shall be of no force or effect with respect to Capital Stock that is then Listed.

Section 7.10. Limitation of Director and Officer Liability.  To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no Director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section 7.10, nor the adoption or amendment of any other provision of the charter or bylaws inconsistent with this Section 7.10, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

Section 7.11. Authority to Declare Stock Dividends of Different Classes.  Subject to any preferential rights in favor of any class of Preferred Stock, the board of directors, in accordance with Section 2-309(c)(5)(i) of the MGCL, is hereby specifically authorized to, at any time, cause the Corporation to declare and pay a dividend payable in shares of any one class or multiple classes of Capital Stock to the holders of shares of any other class or classes of Capital Stock without obtaining stockholder approval.

ARTICLE VIII

AMENDMENT

The Corporation reserves the right from time to time to make any amendment to the charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding Capital Stock.

ARTICLE IX

GOVERNING LAW

The rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

THIRD:  The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised and approved by a majority of the entire board of directors and approved by the stockholders of the Corporation as required by law.

FOURTH:  The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH:  The name and address of the Corporation’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH:  The number of Directors of the Corporation and the names of those currently in office are as set forth in Section 7.1 of the foregoing amendment and restatement of the charter.

SEVENTH:  The undersigned Co-President acknowledges the foregoing amendment and restatement of the charter to be the corporate act of the Corporation and as to all matters and facts required to be verified under oath, the undersigned Co-President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Phillips Edison — ARC Shopping Center REIT Inc., has caused the foregoing amendment and restatement of the charter to be signed in its name and on its behalf by its Co-President and attested to by its Secretary on this    day of      , 201 .

PHILLIPS EDISON — ARC SHOPPING CENTER REIT INC.

By:	(SEAL) John Bessey Co-President

ATTEST

By:	Devin I. Murphy Secretary

EXHIBIT B

The Amended and Restated Charter Marked to Show Changes from the Current Charter

~~THIRD~~FOURTH ARTICLES OF AMENDMENT AND RESTATEMENT
OF PHILLIPS EDISON — ARC SHOPPING CENTER REIT INC.

FIRST:  Phillips Edison — ARC Shopping Center REIT Inc., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:  The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is Phillips Edison — ARC Shopping Center REIT Inc. (the “Corporation”).

ARTICLE II

PURPOSE

~~Except as provided below, the~~The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force. ~~Notwithstanding the foregoing, for so long as the Corporation is externally advised by the Advisor, it shall not be a proper purpose of the Corporation to make any significant investment unless the Advisor has recommended that the Corporation make such investment.~~

ARTICLE III

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The name and address of the resident agent for service of process of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The address of the Corporation’s principal office in the State of Maryland is c/o The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The Corporation may have such other offices and places of business within or outside the State of Maryland as the board may from time to time determine.

ARTICLE IV

DEFINITIONS

As used herein, the following terms shall have the following meanings unless the context otherwise requires:

~~Acquisition Expenses.  Expenses including but not limited to legal fees and expenses, travel and communications expenses, cost of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance and miscellaneous expenses related to selecting and acquiring properties, or making or investing in loans, whether or not the acquisition or investment is made.~~

~~Acquisition Fees.  The total of all fees and commissions, excluding Acquisition Expenses, paid by any party to any party in connection with making or investing in loans or the purchase, development or construction of property by the Corporation. Included in the computation of such fees or commissions shall be any real estate commission, selection fee, Development Fee, Construction Fee, nonrecurring management fee, origination fees, loan fees or points or any fee of a similar nature, however designated. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.~~

~~Advisor.  The Person responsible for directing or performing the day-to-day business affairs of the Corporation, including a Person to which an Advisor subcontracts substantially all such functions.~~

~~Advisory Agreement.  The agreement between the Corporation and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Corporation.~~

~~Affiliate.  An Affiliate of another Person includes any of the following:~~

~~(a) any Person directly or indirectly owning, controlling or holding, with power to vote, 10% or more of the outstanding voting securities of such other Person;~~

~~(b) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other Person;~~

~~(c) any Person directly or indirectly controlling, controlled by or under common control with such other Person;~~

~~(d) any executive officer, Director, trustee or general partner of such other Person; and~~

~~(e) any legal entity for which such Person acts as an executive officer, Director, trustee or general partner.~~

~~Average Invested Assets.  For a specified period, the average of the aggregate book value of the assets of the Corporation invested, directly or indirectly in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.~~

Business Day.  Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Capital Stock.  All classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Code.  The term shall have the meaning as provided in Article II herein.

Common Stock.  The term shall have the meaning as provided in Section 5.1 herein.

Common Stockholders.  The registered holders of Common Stock.

~~Competitive Real Estate Commission.  A real estate or brokerage commission paid for the purchase or sale of a property that is reasonable, customary and competitive in light of the size, type and location of the property.~~

~~Conflicts Committee.  The term shall have the meaning as provided in Section 10.1 herein.~~

~~Construction Fee.  A fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitation on the Corporation’s property.~~

~~Contract Purchase Price.  The amount actually paid or allocated in respect of the purchase, development, construction or improvement of an asset exclusive of Acquisition Fees and Acquisition Expenses.~~

Corporation.  The term shall have the meaning as provided in Article I herein.

~~Development Fee.  A fee for the packaging of the Corporation’s property, including the negotiation and approval of plans and any assistance in obtaining zoning and necessary variances and financing for a specific property, either initially or at a later date.~~

Director(s).  The members of the board of directors of the Corporation.

~~Excess Amount.  The term shall have the meaning as provided in Section 8.8 herein.~~

Extension Amendment.  The term shall have the meaning as provided in Section ~~5.11~~5.8 herein.

Independent Director.  A Director who satisfies the independence requirements of the New York Stock Exchange as in effect from time to time.

~~Independent Directors.  The Directors of the Corporation who are not associated and have not been associated within the last two years, directly or indirectly, with the Sponsor or Advisor of the Corporation.~~

~~(a) A Director shall be deemed to be associated with the Sponsor or Advisor if he or she:~~

~~(i) owns an interest in the Sponsor, the Advisor or any of their Affiliates;~~

~~(ii) is employed by the Sponsor, the Advisor or any of their Affiliates;~~

~~(iii) is an officer or Director of the Sponsor, the Advisor or any of their Affiliates;~~

~~(iv) performs services, other than as a Director, for the Corporation;~~

~~(v) is a Director for more than three REITs organized by the Sponsor or advised by the Advisor; or~~

~~(vi) has any material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates.~~

~~(b) For purposes of determining whether or not a business or professional relationship is material pursuant to (a)(vi) above, the annual gross revenue derived by the prospective Independent Director from the Sponsor, Advisor and their Affiliates shall be deemed material per se if it exceeds 5% of the prospective Independent Director’s:~~

~~(i) annual gross revenue, derived from all sources, during either of the last two years; or~~

~~(ii) net worth, on a fair market value basis.~~

~~(c) An indirect relationship shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Corporation.~~

~~Independent Expert.  A Person (selected by the Conflicts Committee) with no material current or prior business or personal relationship with the Advisor or a Director who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Corporation.~~

~~Initial Investment.  An investment of $200,000 by the Advisor or an Affiliate thereof to acquire an equity interest in the Corporation.~~

Initial Public Offering.  The initial public offering of Common Stock registered on Registration Statement No. 333-164313 on Form S-11.

~~Leverage.  The aggregate amount of indebtedness of the Corporation for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~

Liquidity Event.  A Liquidity Event shall mean a sale of substantially all the assets of the Corporation, a sale or merger of the Corporation, a Listing, or other similar transaction.

Listed.  Approved for trading on any securities exchange registered as a national securities exchange under Section 6 of the Securities Exchange Act of 1934. The term “Listing” shall have the correlative meaning.

MGCL.  The Maryland General Corporation Law, as amended from time to time.

~~NASAA REIT Guidelines.  The Statement of Policy Regarding Real Estate Investment Trusts as revised and adopted by the North American Securities Administrators Association on May 7, 2007.~~

~~Net Assets.  The total assets of the Corporation (other than intangibles) at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated at least quarterly by the Corporation on a basis consistently applied.~~

~~Net Income.  For any period, total revenues applicable to such period less the expenses applicable to such period other than additions to reserves for depreciation or bad debts or other similar non-cash reserves. If the Advisor receives an incentive fee, Net Income, for purposes of calculating Total Operating Expenses in Section 8.8, shall exclude the gain from the sale of the Corporation’s assets.~~

Non-Compliant Tender Offer.  The term shall have the meaning as provided in Section ~~11.10~~7.10 herein.

~~Organization and Offering Expenses.  All expenses incurred by and to be paid from the assets of the Corporation in connection with or preparing the Corporation for registration of and subsequently offering and distributing its shares to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys); expenses for printing, engraving and mailing; salaries of employees while engaged in sales activity; charges of transfer agents, registrars, trustees, escrow holders, depositaries and experts; and expenses of qualification of the sale of the securities under Federal and state laws, including taxes and fees, accountants’ and attorneys’ fees.~~

Person.  An individual, corporation, association, business trust, estate, trust, partnership, limited liability company or other legal entity.

Plan of Liquidation.  The term shall have the meaning as provided in Section ~~5.11~~5.8 herein.

Preferred Stock.  The term shall have the meaning as provided in Section 5.1 herein.

~~Prospectus.  The term shall have the meaning as defined in Section 2(10) of the Securities Act of 1933, as amended (the “Securities Act”), including a preliminary prospectus, an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act or, in the case of an intrastate offering, any document by whatever name known utilized for the purpose of offering and selling securities to the public.~~

REIT.  Real estate investment trust under Sections 856 through 860 of the Code.

~~Roll-Up Entity.  A partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~Roll-Up Transaction.  A transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Corporation and the issuance of securities of a Roll-Up Entity to the Common Stockholders.~~

~~Such term does not include:~~

~~(a) a transaction involving securities of the Corporation that have been Listed for at least 12 months; or~~

~~(b) a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i) the voting rights of Common Stockholders;~~

~~(ii) the term of existence of the Corporation;~~

~~(iii) Sponsor or Advisor compensation; or~~

~~(iv) the Corporation’s investment objectives.~~

SDAT.  The State Department of Assessments and Taxation of Maryland.

~~Sponsor.  Any Person directly or indirectly instrumental in organizing, wholly or in part, the Corporation or any Person who will control, manage or participate in the management of the Corporation, and any Affiliate of such Person. Not included is any Person whose only relationship with the Corporation is as that of an independent property manager of the Corporation’s assets and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services. A Person may also be deemed a Sponsor of the Corporation (as to be determined by the Conflicts Committee) by:~~

~~(a) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Corporation, either alone or in conjunction with one or more other Persons;~~

~~(b) receiving a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property;~~

~~(c) having a substantial number of relationships and contacts with the Corporation;~~

~~(d) possessing significant rights to control the Corporation’s properties;~~

~~(e) receiving fees for providing services to the Corporation which are paid on a basis that is not customary in the industry; or~~

~~(f) providing goods or services to the Corporation on a basis which was not negotiated at arms length with the Corporation.~~

~~Stockholder List.  The term shall have the meaning as provided in Section 11.6 herein.~~

Tendered Shares.  The term shall have the meaning as provided in Section ~~11.10~~7.9 herein.

Termination of the Initial Public Offering.  The Termination of the Initial Public Offering shall mean the earlier of (i) the date on which the Initial Public Offering expires or is terminated by the Corporation or (ii) the date on which all shares of Common Stock offered in the Initial Public Offering are sold, excluding shares offered thereunder that may be acquired pursuant to any dividend reinvestment plan approved by the Corporation.

~~Total Operating Expenses.  All expenses paid or incurred by the Corporation, as determined under generally accepted accounting principles, that are in any way related to the operation of the Corporation or to Corporation business, including advisory fees, but excluding (a) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of the Capital Stock; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; (e) incentive fees paid in compliance with Section 8.6, notwithstanding the next succeeding clause (f); and (f) Acquisition Fees, Acquisition Expenses, real estate commissions on the resale of real property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property, such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property.~~

~~2%/25% Guidelines.  The term shall have the meaning as provided in Section 8.8 herein.~~

~~Unimproved Real Property.  The real property of the Corporation that has the following three characteristics:~~

~~(a) an equity interest in real property which was not acquired for the purpose of producing rental or other operating income;~~

~~(b) there is no development or construction in progress on such land; and~~

~~(c) no development or construction on such land is planned in good faith to commence on such land within one year.~~

ARTICLE V

STOCK

Section 5.1. Authorized Shares.  The Corporation has authority to issue 1,010,000,000 shares of Capital Stock, consisting of 1,000,000,000 shares of common stock, $0.01 par value per share (“Common Stock”), and 10,000,000 shares of preferred stock, $0.01 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of Capital Stock having par value is $10,100,000. If shares of Capital Stock of one class are classified or reclassified into shares of Capital Stock of another class pursuant to this Article V, the number of authorized shares of Capital Stock of the former class shall be automatically decreased and the number of shares of Capital Stock of the latter class shall be automatically increased, in each case by the number of shares of Capital Stock so classified or reclassified, so that the aggregate number of shares of Capital Stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of Capital Stock set forth in the first sentence of this paragraph. The board of directors, with the approval of a majority of the Directors and without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of Capital Stock or the number of shares of Capital Stock of any class or series that the Corporation has the authority to issue.

Section 5.2. Common Stock.  Subject to the provisions of Article VI and except as may otherwise be specified in the terms of any class or series of Common Stock, each share of Common Stock shall entitle the holder thereof to one vote. The board of directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of Capital Stock.

Section 5.3. Preferred Stock.  The board of directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time in one or more series of Capital Stock.

Section 5.4. Classified or Reclassified Shares.  Prior to the issuance of classified or reclassified shares of any class or series, the board of directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Capital Stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Capital Stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the SDAT. Any of the terms of any class or series of Capital Stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the board of directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Capital Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 5.5. Charter and Bylaws.  The rights of all stockholders and the terms of all shares of Capital Stock are subject to the provisions of the charter and the bylaws.

Section 5.6. No Preemptive Rights.  Except as may be provided by the board of directors in setting the terms of classified or reclassified shares of Capital Stock pursuant to Section 5.4 or as may otherwise be provided by contract approved by the board of directors, no holder of shares of Capital Stock of any class or series shall have any preemptive right to subscribe to or purchase any additional shares of any class or series, or any bonds or convertible securities of any nature.

Section 5.7. Issuance of Shares Without Certificates.  Unless otherwise provided by the board of directors, the Corporation shall not issue stock certificates. The Corporation shall continue to treat the holder of uncertificated Capital Stock registered on its stock ledger as the owner of the shares noted therein until the new owner delivers a properly executed form provided by the Corporation for that purpose. With respect to any shares of Capital Stock that are issued without certificates, information regarding restrictions on the transferability of such shares that would otherwise be required by the MGCL to appear on the stock certificates will instead be furnished to stockholders upon request and without charge.

~~Section 5.8. Suitability and Minimum Investment of Stockholders.  Until the Common Stock is Listed, the following provisions shall apply to purchases of shares of Common Stock:~~

~~(a) To purchase Common Stock, the purchaser must represent to the Corporation:~~

~~(i) that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, the fiduciary account or the grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; or~~

~~(ii) that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, the fiduciary account or the grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a net worth (excluding home, home furnishings and automobiles) of not less than $250,000.~~

~~(b) The Sponsor, each Person selling shares on behalf of the Sponsor or the Corporation, and each broker or dealer or registered investment adviser recommending the purchase of shares to a customer shall make every reasonable effort to determine that the purchase of shares is a suitable and appropriate investment for each Common Stockholder. In making this determination, the Sponsor, each Person selling shares on behalf of~~

~~the Sponsor or the Corporation, or each broker or dealer or registered investment adviser recommending the purchase of shares to a customer shall ascertain that the prospective Common Stockholder: (i) meets the minimum income and net worth standards set forth in Section 5.8; (ii) can reasonably benefit from the Corporation based on the prospective stockholder’s overall investment objectives and portfolio structure; (iii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iv) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the stockholder may lose the entire investment; (3) the lack of liquidity of the shares; (4) the restrictions on transferability of the shares; and (5) the tax consequences of the investment. The Sponsor, each Person selling shares on behalf of the Sponsor or the Corporation, or each broker or dealer or registered investment adviser recommending the purchase of shares to a customer shall make this determination on the basis of information it has obtained from a prospective stockholder, including information indirectly obtained from a prospective stockholder through such stockholder’s investment adviser, financial advisor or bank acting as a fiduciary. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation and other investments of the prospective stockholder, as well as any other pertinent factors. The Sponsor, each Person selling shares on behalf of the Sponsor or the Corporation, or each broker or dealer or registered investment adviser recommending the purchase of shares to a customer shall cause to be maintained for at least six years records of the information used to determine that an investment in shares is suitable and appropriate for a Common Stockholder.~~

~~The Sponsor and each Person selling shares on behalf of the Sponsor or the Corporation may each rely upon (i) the Person directly recommending the purchase of shares to a customer if that Person is a FINRA member broker or dealer that has entered into a selling agreement with the Sponsor or the Corporation or their Affiliates or (ii) a registered investment adviser that has entered into an agreement with the Sponsor or the Corporation or their Affiliates to make suitability determinations with respect to the customers of the registered investment adviser who may purchase shares.~~

~~(c) Each purchase of shares of Common Stock shall comply with the requirements regarding minimum initial and subsequent cash investment amounts set forth in any then effective registration statement of the Corporation as such registration statement has been amended or supplemented as of the date of such purchase or any higher or lower applicable state requirements with respect to minimum initial and subsequent cash investment amounts in effect as of the date of the issuance or transfer.~~

~~Section 5.9. Dividend Reinvestment Plans.  The board may establish, from time to time, a dividend reinvestment plan or plans. Under any dividend reinvestment plan, (a) all material information regarding dividends to the Common Stockholders and the effect of reinvesting such dividends, including the tax consequences thereof, shall be provided to the Common Stockholders not less often than annually, and (b) each Common Stockholder participating in such plan shall have a reasonable opportunity to withdraw from the plan not less often than annually after receipt of the information required in clause (a) above.~~

~~Section 5.10. Distributions.  The board of directors may from time to time authorize the Corporation to declare and pay to stockholders such dividends or other distributions as the board of directors in its discretion shall determine. The board of directors shall endeavor to authorize the Corporation to declare and pay such dividends and other distributions as shall be necessary for the Corporation to qualify as a REIT under the Code; provided, however, that stockholders shall have no right to any dividend or other distribution unless and until authorized by the board and declared by the Corporation.~~

~~Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the charter or distributions that meet all of the following conditions: (a) the board of directors advises each Common Stockholder of the risks associated with direct ownership of the property, (b) the board of directors offers each Common Stockholder the election of receiving such in-kind distributions and (c) in-kind distributions are made only to those Common Stockholders who accept such offer.~~

Section ~~5.11~~5.8. Actions Required if Common Stock Not Listed.  In the event that a Liquidity Event does not occur on or before the fifth anniversary of the Termination of the Initial Public Offering, then a majority of the Directors and a majority of the Independent Directors must either (a) adopt a resolution that sets forth a proposed amendment to the charter extending or eliminating this deadline (the “Extension Amendment”), declares that the Extension Amendment is advisable and directs that the proposed Extension Amendment be submitted for consideration at either an annual or special meeting of the Common Stockholders, or (b) adopt a resolution that declares that a proposed liquidation of the Corporation is advisable on substantially the terms and conditions set forth in, or referred to, in the resolution (the “Plan of Liquidation”) and directs that the proposed Plan of Liquidation be submitted for consideration at either an annual or special meeting of the Common Stockholders. If the Directors seek the Extension Amendment as described above and the Common Stockholders do not approve the Extension Amendment, then the Directors shall take the steps set forth in clause (b) above. In the event that Listing occurs on or before the fifth anniversary of the Termination of the Initial Public Offering, the Corporation shall continue perpetually unless dissolved pursuant to any applicable provision of the MGCL.

ARTICLE VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 6.1. Definitions.  As used in this Article VI, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit.  9.8% in value of the aggregate of the outstanding shares of Capital Stock. The value of the outstanding shares of Capital Stock shall be determined by the board of directors in good faith, which determination shall be conclusive for all purposes hereof.

Beneficial Ownership.  Ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Owning” and “Beneficially Owned” shall have the correlative meanings.

Charitable Beneficiary.  One or more beneficiaries of the Trust as determined pursuant to Section 6.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Common Stock Ownership Limit.  9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation. The number and value of outstanding shares of Common Stock of the Corporation shall be determined by the board of directors in good faith, which determination shall be conclusive for all purposes hereof.

Constructive Ownership.  Ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.

Excepted Holder.  A stockholder of the Corporation for whom an Excepted Holder Limit is created by the board of directors pursuant to Section 6.2.7.

Excepted Holder Limit.  The percentage limit established by the board of directors pursuant to Section 6.2.7 provided that the affected Excepted Holder agrees to comply with the requirements, if any, established by the board of directors pursuant to Section 6.2.7, and subject to adjustment pursuant to Section 6.2.8.

Initial Date.  The date upon which shares of Common Stock are first issued in the Initial Public Offering.

Market Price.  With respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by FINRA’s OTC Bulletin Board service or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the board of directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined in good faith by the board of directors.

Prohibited Owner.  With respect to any purported Transfer, any Person who but for the provisions of Section 6.2.1 would Beneficially Own or Constructively Own shares of Capital Stock and, if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

Restriction Termination Date.  The first day on which the Corporation determines pursuant to Section ~~7.7~~7.2 that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer.  Any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, of Capital Stock or the right to vote or receive distributions on Capital Stock, or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust.  Any trust provided for in Section 6.3.1.

Trustee.  The Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

Section 6.2. Capital Stock.

Section 6.2.1. Ownership Limitations.  During the period commencing on the Initial Date and priorto the Restriction Termination Date:

(a) Basic Restrictions.

(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation (1) being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code); provided, however, that Section 6.2.1(a)(ii)(1) shall not apply any period prior to the second year for which the Corporation has elected to be taxable as a REIT.

(iii) Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock; provided, however, that (1) this Section 6.2.1(a)(iii) shall not apply to a Transfer of shares of Capital Stock occurring in the Corporation’s first taxable year for which a REIT election is made and (2) the board of directors may waive this Section 6.2.1(a)(iii) if, in the opinion of the board of directors, such Transfer would not adversely affect the Corporation’s ability to qualify as a REIT.

(b) Transfer in Trust.  If any Transfer of shares of Capital Stock occurs that, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 6.2.1(a)(i) or Section 6.2.1(a)(ii),

(i) then that number of shares of Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 6.2.1(a)(i) or Section 6.2.1(a)(ii) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.3, effective as of the close of business on the Business Day prior to the date of such Transfer and such Person shall acquire no rights in such shares; provided, however,

(ii) if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.2.1(a)(i) or Section 6.2.1(a)(ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 6.2.1(a)(i) or Section 6.2.1(a)(ii) shall be void ab initio and the intended transferee shall acquire no rights in such shares of Capital Stock.

Section 6.2.2. Remedies for Breach.  If the board of directors shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.2.1(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 6.2.1(a) (whether or not such violation is intended), the board of directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.2.1(a) shall automatically result in the transfer to the Trust described above and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the board of directors.

Section 6.2.3. Notice of Restricted Transfer.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 6.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 6.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 6.2.4. Owners Required to Provide Information.  Prior to the Restriction Termination Date:

(a) every owner of 5% or more (or such higher percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock and other shares of the Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit.

(b) each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 6.2.5. Remedies Not Limited.  Subject to Section ~~7.7~~7.2, nothing contained in this Section 6.2 shall limit the authority of the board of directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT.

Section 6.2.6. Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Section 6.2, Section 6.3 or any definition contained in Section 6.1, the board of directors shall have the power to determine the application of the provisions of this Section 6.2 or Section 6.3 with respect to any situation based on the facts known to it. In the event Section 6.2 or Section 6.3 requires an action by the board of directors and the charter fails to provide specific guidance with respect to such action, the board of directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 6.1, 6.2 or 6.3.

Section 6.2.7. Exceptions.

(a) Subject to Section 6.2.1(a)(ii), the board of directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person. The board of directors may determine only to establish or increase an Excepted Holder Limit for such Person if:

(i) the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person’s Beneficial Ownership or Constructive Ownership of such shares of Capital Stock will violate Section 6.2.1(a)(ii);

(ii) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the board of directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.2.1 through 6.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Section 6.2.1(b) and Section 6.3.

(b) Prior to granting any exception pursuant to Section 6.2.7(a), the board of directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case, in form and substance satisfactory to the board of directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the board of directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 6.2.1(a)(ii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The board of directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

Section 6.2.8. Increase or Decrease in Aggregate Stock Ownership Limit and Common Stock Ownership Limit.  Subject to Section 6.2.1(a)(ii), the board of directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for all other Persons; provided, however, that the decreased Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit will not be effective for any Person whose percentage ownership in shares of Capital Stock is in excess of such decreased Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit until such time as such Person’s percentage of shares of Capital Stock equals or falls below the decreased Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit, but any further acquisition of shares of Capital Stock in excess of such percentage ownership of shares of Capital Stock will be in violation of the Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit and, provided further, that the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding shares of Capital Stock.

Section 6.2.9. Legend.  Should the Corporation issue stock certificates, each certificate for shares of Capital Stock shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer for the purpose of the Corporation’s maintenance of its status as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s charter: (a) no Person may Beneficially Own or Constructively Own shares of the Corporation’s Common Stock in excess of 9.8% (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (b) no Person may Beneficially Own or Constructively Own shares of Capital Stock of the Corporation in excess of 9.8% of the value of the total outstanding shares of Capital Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (c) no Person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (d) other than as provided in the Corporation’s charter, no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Capital Stock that causes or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation or, in the case of a proposed or attempted transaction, give at least 15 days prior written notice and provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT. If any of the restrictions on Transfer or ownership are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries or, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. In addition, the Corporation may redeem shares of Capital Stock upon the terms and conditions specified by the board of directors in its sole discretion if the board of directors determines that ownership or a Transfer or other event may violate the restrictions described above.

~~Until the Common Stock is Listed, to purchase Common Stock, the purchaser must represent to the Corporation: (i) that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, fiduciary account or grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a minimum annual gross income of $70,000 and a net worth~~

~~(excluding home, home furnishings and automobiles) of not less than $70,000; (ii) that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, fiduciary account or grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a net worth (excluding home, home furnishings and automobiles) of not less than $250,000; and/or (iii) that the purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, fiduciary account or grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) meets the more stringent suitability standards of such person’s jurisdiction as set forth in any then effective registration statement of the Corporation as such registration statement has been amended or supplemented as of the date of such purchase. Until the Common Stock is Listed, unless a stockholder is transferring all of his shares of Common Stock, each issuance or transfer of shares of Common Stock for value shall comply with the requirements regarding minimum initial and subsequent cash investment amounts set forth in any then effective registration statement of the Corporation as such registration statement has been amended or supplemented as of the date of such issuance or transfer for value or any higher or lower applicable state requirements with respect to minimum initial and subsequent cash investment amounts in effect as of the date of the issuance or transfer.~~

All capitalized terms in this legend have the meanings defined in the charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge. Such statement shall also be sent on request and without charge to stockholders who are issued shares without a certificate.

Section 6.3. Transfer of Capital Stock in Trust.

Section 6.3.1. Ownership in Trust.  Upon any purported Transfer or other event described in Section 6.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 6.2.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.3.6.

Section 6.3.2. Status of Shares Held by the Trustee.  Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee and shall have no rights to dividends or other distributions attributable to the shares held in the Trust.

Section 6.3.3. Distributions and Voting Rights.  The Trustee shall have all voting rights and rights to distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such distribution to the Trustee upon demand, and any distribution authorized but unpaid shall be paid when due to the Trustee. Any distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust, and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority with respect to the shares held in the Trust (at the Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (b) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

Section 6.3.4. Sale of Shares by Trustee.  Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 6.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.3.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust or (b) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 6.3.3 of this Article VI. Any net sale proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.3.4, such excess shall be paid to the Trustee upon demand.

Section 6.3.5. Purchase Right in Stock Transferred to the Trustee.  Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (a) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) or (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 6.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 6.3.3 of this Article VI. The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary.

Section 6.3.6. Designation of Charitable Beneficiaries.  By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (a) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 6.2.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 6.4. Settlement.  Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

Section 6.5. Enforcement.  The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

Section 6.6. Non-Waiver.  No delay or failure on the part of the Corporation or the board of directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the board of directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VII

~~BOARD OF DIRECTORS~~

PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF THE CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 7.1. Number of Directors.  The number of Directors of the Corporation shall be ~~seven~~five, which number may be increased or decreased from time to time pursuant to the bylaws but shall never be less than three. A majority of the seats on the board of directors will be for Independent Directors~~. The Conflicts Committee shall nominate all individuals for the Independent Director positions~~. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Stock issued by the Corporation. The names of the Directors who shall serve on the board until the next annual meeting of the stockholders and until their successors are duly elected and qualified are:

~~Michael C. Phillips~~
Jeffrey S. Edison
William M. Kahane
Leslie T. Chao
~~Ethan Hershman~~
~~Ronald K. Kirk~~
Paul J. Massey, Jr.
Stephen R. Quazzo

~~Section 7.2. Term of Directors.  Each Director shall hold office for one year, until the next annual meeting of stockholders and until his successor is duly elected and qualified. Directors may be elected to an unlimited number of successive terms.~~

~~Section 7.3. Experience.  Each Director who is not an Independent Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Corporation. At least one of the Independent Directors shall have three years of relevant real estate experience.~~

~~Section 7.4. Committees.  The board may establish such committees as it deems appropriate, provided that the majority of the members of each committee are Independent Directors.~~

~~Section 7.5. Fiduciary Obligations.  The Directors are fiduciaries of the Corporation and its stockholders. The Directors have a fiduciary duty to the stockholders to supervise the relationship between the Corporation and the Advisor.~~

~~Section 7.6. Ratification of Charter.  At or before the first meeting of the board of directors following the date of this amendment and restatement of the charter, the board of directors and the Conflicts Committee shall each review and ratify the charter by majority vote.~~

Section ~~7.7~~7.2. REIT Qualification.  If the Corporation elects to qualify for federal income tax treatment as a REIT, the board of directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the board of directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the board of directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The board of directors also may determine that compliance with any restriction or limitation on ownership and transfers of Capital Stock set forth in Article VI is no longer required for REIT qualification.

Section ~~7.8~~7.3 Authorization by Board of Stock Issuance.  The board of directors may authorize the issuance from time to time of shares of Capital Stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of Capital Stock of any class or series, whether now or hereafter authorized, for such consideration as the board of directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the charter or the bylaws. ~~The issuance of Preferred Stock shall also be approved by a~~

~~majority of the members of the Conflicts Committee not otherwise interested in the transaction and the members of the Conflicts Committee must have access to the Company’s legal counsel or independent legal counsel.~~

Section ~~7.9~~7.4. Determinations by the Board.  The determination as to any of the following matters, made in good faith by or pursuant to the direction of the board of directors ~~or the Conflicts Committee~~ consistent with this charter or any shares of Capital Stock, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its Capital Stock: (a) the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Capital Stock or the payment of other distributions on its Capital Stock; (b) the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any shares of Capital Stock; (e) ~~the application of any provision of this charter in the case of any ambiguity, including, without limitation: (i) any provision of the definitions of any of the following: Affiliate, Independent Director and Sponsor, (ii) which amounts paid to the Advisor or its Affiliates are property-level expenses connected with the ownership of real estate interests, loans or other property, and which expenses are excluded from the definition of Total Operating Expenses, and (iii) whether expenses qualify as Organization and Offering Expenses; (f) whether substantial justification exists to invest in or make a mortgage loan contemplated by Section 9.11(b) because of the presence of other underwriting criteria; (g)~~ any matters relating to the acquisition, holding and disposition of any assets by the Corporation; (~~h~~f) any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of shares of Capital Stock; (~~i~~g) the number of shares of Capital Stock of any class or series of the Corporation; ~~(j) any conflict between the MGCL and the provisions set forth in the NASAA REIT Guidelines;~~ or (~~k~~h) any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the charter or bylaws or otherwise to be determined by the board of directors; provided, however, that any determination by the board of directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination~~; and provided, further, that to the extent the board determines that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory.~~.

~~Section 7.10. Compensation of Directors.  The Conflicts Committee shall determine the compensation of the Independent Directors, which may include shares of Capital Stock of the Corporation.~~

Section ~~7.11~~7.5. Tax on Disqualified Organizations.  To the extent that the Corporation incurs any tax pursuant to Section 860E(e)(6) of the Code as the result of any “excess inclusion” income (within the meaning of Section 860E of the Code) of the Corporation that is allocable to a stockholder that is a “disqualified organization” (as defined in Section 860E(e)(5) of the Code), the board of directors may, in its sole discretion, cause the Corporation to allocate such tax solely to the stock held by such disqualified organization in the manner described in Treasury Regulation Section 1.860E-2(b)(4), by reducing from one or more distributions paid to such stockholder the tax incurred by the Corporation pursuant to Section 860E(e)(6) as a result of such stockholder’s stock ownership.

~~Section 7.12 Removal of Directors.  Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more Directors, any Director, or the entire board of directors, may be removed from office at any time, but only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of Directors.~~

~~ARTICLE VIII~~

~~ADVISOR~~

~~Section 8.1. Appointment and Initial Investment of Advisor.  The board of directors may appoint an Advisor to direct and/or perform the day-to-day business affairs of the Corporation. The board of directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the board of directors. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. Before the Initial Public Offering of the Corporation, the Sponsor or an Affiliate of the Sponsor shall have made the Initial Investment. The Sponsor or any such Affiliate may not sell the equity interest acquired with its Initial Investment while the Sponsor remains an Sponsor but may transfer the interest in the Corporation acquired with its Initial Investment to its Affiliates.~~

~~Section 8.2. Supervision of Advisor.  The board of directors shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the board of directors. The Conflicts Committee shall determine at least annually whether the total fees and expenses incurred by the Corporation are reasonable in light of the investment performance of the Corporation, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. The Conflicts Committee shall determine from time to time and at least annually that the compensation to be paid to the Advisor and its Affiliates is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the charter. Each such determination shall be reflected in the minutes of the meetings of the board. The Conflicts Committee shall also supervise the performance of the Advisor and its Affiliates and the compensation paid to them by the Corporation to determine that the provisions of the Advisory Agreement are being met. Each such determination shall be based on factors such as (a) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Corporation’s portfolio; (b) the success of the Advisor in generating opportunities that meet the investment objectives of the Corporation; (c) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services; (d) additional revenues realized by the Advisor and its Affiliates through their relationship with the Corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Corporation or by others with whom the Corporation does business; (e) the quality and extent of service and advice furnished by the Advisor and its Affiliates; (f) the performance of the Corporation’s portfolio, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and (g) the quality of the Corporation’s portfolio relative to the investments generated by the Advisor for its own account. The Conflicts Committee may also consider all other factors that it deems relevant, and its findings on each of the factors considered shall be recorded in the minutes of the board of directors. The board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its contract with the Corporation is justified.~~

~~Section 8.3. Fiduciary Obligations.  The Advisor is a fiduciary of the Corporation and its stockholders.~~

~~Section 8.4. Termination.  Either the Conflicts Committee (by majority vote) or the Advisor may terminate the Advisory Agreement on 60 days written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Corporation and the board of directors in making an orderly transition of the advisory function.~~

~~Section 8.5. Disposition Fee on Sale of Property.  If the Advisor or a Director or Sponsor or any Affiliate thereof provides a substantial amount of the services in the effort to sell the property of the Corporation, that Person may receive: (i) if a brokerage commission is paid to a Person other than an Affiliate of the Sponsor, an amount up to one-half of the total brokerage commissions paid but in no event an amount that exceeds 3% of the sales price of such property or properties or (ii) if no brokerage commission is paid to a Person other than an Affiliate of the Sponsor, an amount up to 3% of the sales price of such property or properties; provided, however, that no such fee may be paid if the property was sold to an Affiliate of the Advisor or of a Director or Sponsor. In either case, however, the amount paid when added to all other~~

~~commissions paid to unaffiliated parties in connection with such sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the sales price of such property or properties.~~

~~Section 8.6. Incentive Fees.  An interest in the gain from the sale of assets of the Corporation may be paid to the Advisor or an entity affiliated with the Advisor provided that (a) the interest in the gain must be reasonable, and (b) if multiple Advisors are involved, incentive fees must be distributed by a proportional method reasonably designed to reflect the value added to the Corporation’s assets by each respective Advisor and its Affiliates. Such an interest in gain from the sale of assets of the Corporation shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to Common Stockholders, in the aggregate, of an amount equal to 100% of the original issue price of the Common Stock, plus an amount equal to 6% of the original issue price of the Common Stock per annum cumulative. Distribution of incentive fees to the Advisor or an entity affiliated with the Advisor in proportion to the length of time served as Advisor while such property was held by the Corporation or in proportion to the fair market value of the asset at the time of the Advisor’s termination and the fair market value of the asset upon its disposition by the Corporation shall be considered reasonable methods by which to apportion incentive fees. An interest in gain from the sale of assets of the Corporation shall not be permitted to the extent such interest exceeds what is considered presumptively reasonable as described above. For purposes of this Section, the original issue price of the Common Stock shall be reduced by prior cash distributions to Common Stockholders of net proceeds from the sale of assets of the Corporation.~~

~~Section 8.7. Acquisition Fees.  The Corporation shall not purchase a property or invest in or make a mortgage loan if the combined Acquisition Fees and Acquisition Expenses incurred in connection therewith are not reasonable or exceed 4.5% of the Contract Purchase Price or, in the case of a mortgage loan, 4.5% of the funds advanced unless a majority of the board of directors (including a majority of the members of the Conflicts Committee) not otherwise interested in the transaction approves the Acquisition Fees and Acquisition Expenses and determines the transaction to be commercially competitive, fair and reasonable to the Corporation.~~

~~Section 8.8. Reimbursement for Total Operating Expenses.  Commencing upon the earlier to occur of four fiscal quarters after (i) the Corporation’s acquisition of its first asset or (ii) six months after commencement of the Initial Public Offering, the Conflicts Committee shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for the four consecutive fiscal quarters then ended unless it has made a finding that, based on unusual and non-recurring factors that it deems sufficient, a higher level of expenses (an “Excess Amount”) is justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings. After the end of any fiscal quarter of the Corporation for which there is an Excess Amount for the 12 months then ended, such fact shall be disclosed in writing and sent to the Common Stockholders within 60 days of such quarter-end (or shall be disclosed to the Common Stockholders in the next quarterly report of the Corporation or by filing a Current Report on Form 8-K with the U.S. Securities and Exchange Commission within 60 days of such quarter end), together with an explanation of the factors the Conflicts Committee considered in determining that such Excess Amount was justified. In the event that the Conflicts Committee does not determine that excess expenses are justified, the Advisor shall reimburse the Corporation at the end of the 12-month period the amount by which the aggregate annual expenses paid or incurred by the Corporation exceeded the 2%/25% Guidelines.~~

~~ARTICLE IX~~

~~INVESTMENT OBJECTIVES AND LIMITATIONS~~

~~Section 9.1. Investment Objectives.  The board of directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Corporation and the Advisor to assure that such policies are carried out. The Conflicts Committee shall review the investment policies of the Corporation with sufficient frequency (not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of the Common Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the board of directors.~~

~~Section 9.2. Limitations on Acquisitions.  The consideration paid for any real property acquired by the Corporation will ordinarily be based on the fair market value of such property as determined by a majority of the members of the board of directors, or the approval of a majority of the members of a committee of the board, provided that the members of the committee approving the transaction would also constitute a majority of the board. In all cases in which a majority of the members of the Conflicts Committee (by majority vote) so determine, and in all cases in which real property is acquired from the Advisor, a Sponsor, a Director or an Affiliate thereof, such fair market value shall be as determined by an Independent Expert.~~

~~The Corporation may not purchase or lease properties in which the Advisor, a Sponsor, a Director or an Affiliate thereof has an interest without a determination by a majority of the board of directors (including a majority of the members of the Conflicts Committee) not otherwise interested in the transaction that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the property to the Affiliated seller or lessor unless there is substantial justification for the excess amount. Notwithstanding the preceding sentence, in no event may the Corporation acquire any such property at an amount in excess of its current appraised value.~~

~~Section 9.3. Limitations on Sales to, and Joint Ventures with, Affiliates.  The Corporation shall not transfer or lease assets to a Sponsor, the Advisor, a Director or an Affiliate thereof unless a majority of the board of directors (including a majority of the members of the Conflicts Committee), not otherwise interested in such transaction, approves the transaction as being fair and reasonable to the Corporation. The Corporation may invest in a joint venture with a Sponsor, the Advisor, a Director or an Affiliate thereof; provided, however, that the Corporation may only so invest if the Conflicts Committee and the board of directors approve such investment (both by a majority of their respective members who are not otherwise interested in such transaction) as being fair and reasonable to the Corporation and on substantially the same terms and conditions as those received by other joint venturers.~~

~~Section 9.4. Limitations on Other Transactions Involving Affiliates.  A majority of the board of directors (including a majority of the members of the Conflicts Committee), not otherwise interested in such transaction, must conclude that all other transactions between the Corporation and a Sponsor, the Advisor, a Director or an Affiliate thereof are fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties.~~

~~Section 9.5. Limitations on the Issuance of Options and Warrants.  Until the Common Stock of the Corporation is Listed, the Corporation shall not issue options or warrants to purchase Common Stock to the Advisor, a Director, the Sponsors or any Affiliate thereof, except on the same terms as such options or warrants, if any, are sold to the general public. The Corporation may issue options or warrants to persons other than the Advisor, a Director, the Sponsors or any Affiliate thereof prior to Listing the Common Stock, but not at exercise prices less than the fair market value of the underlying securities on the date of grant and not for consideration (which may include services) that in the judgment of the Conflicts Committee has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, a Director, the Sponsors or any Affiliate thereof shall not exceed an amount equal to 10% of the outstanding shares of Common Stock on the date of grant.~~

~~Section 9.6. Limitations on the Repurchase of Common Stock.  The Corporation may voluntarily repurchase shares of Common Stock from its stockholders; provided, however, that such repurchase does not impair the capital or operations of the Corporation. The Corporation may not pay a fee to the Advisor, a Sponsor, a Director or an Affiliate thereof in connection with the Corporation’s repurchase of shares of Common Stock.~~

Section ~~9.7~~7.6. ~~Limitations on Loans~~Indemnification.  The Corporation ~~will not make any loans to a Sponsor, the Advisor, a Director or an Affiliate thereof except as provided in Section 9.11 or to wholly owned subsidiaries (directly or indirectly) of the Corporation~~shall indemnify, to the fullest extent permitted by Maryland law, as applicable from time to time, its present and former Directors and officers, whether serving or having served, the Corporation or at its request any other entity, for any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) relating to any action alleged to have been taken or omitted in such capacity as a Director or officer. The Corporation ~~will not borrow from such parties unless a majority of the board of directors (including a majority of the members of the Conflicts Committee), not otherwise interested in such transaction, approves the transaction as being fair, competitive and commercially reasonable and no less favorable to the Corporation than comparable loans between unaffiliated parties. These restrictions on loans apply to advances of cash that are commonly viewed as loans, as determined by the board of directors. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought nor would the prohibition limit the Corporation’s ability to advance reimbursable~~shall pay or reimburse all reasonable expenses incurred by ~~Directors or officers or the Advisor or its Affiliates.~~ a present or former Director or officer, whether serving or having served, the Corporation or at its request any other entity, in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in which the present or former Director or officer is a party, in advance of the final disposition of the proceeding, to the fullest extent permitted by, and in accordance with the applicable requirements of, Maryland law, as applicable from time to time. The Corporation may indemnify any other persons, including a person who served a predecessor of the Corporation as an officer or Director, permitted to be indemnified by Maryland law as applicable from time to time, if and to the extent indemnification is authorized and determined to be appropriate, in each case in accordance with applicable law. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate any of the benefits provided to directors and officers under this Section 7.6 in respect of any act or omission that occurred prior to such amendment or repeal.

~~Section 9.8. Limitations on Leverage.  The aggregate borrowings of the Corporation, secured and unsecured, shall be reviewed by the board of directors at least quarterly. The maximum amount of such borrowings in relation to the Net Assets shall not exceed 300% in the absence of a satisfactory showing that a higher level of borrowings is appropriate. Any excess in borrowings over such 300% level shall be approved by the Conflicts Committee (by majority vote) and disclosed to the Common Stockholders in the next quarterly report of the Corporation, along with justification for such excess.~~

~~Section 9.9. Limitations on Investments in Equity Securities.  The Corporation may not invest in equity securities unless a majority of the board of directors (including a majority of the members of the Conflicts Committee), not otherwise interested in such transaction, approves such investment as being fair, competitive and commercially reasonable; provided, that an investment in equity securities of a “publicly traded entity” that is otherwise approved by a majority of the board of directors (including a majority of the members of the Conflicts Committee) not otherwise interested in the transaction shall be deemed fair, competitive and commercially reasonable if such investment is made through a trade effected on a recognized securities market. This provision is not intended to limit (i) acquisitions effected through the purchase of all of the equity securities of an existing entity, (ii) the investment in wholly owned subsidiaries of the Corporation or (iii) investments in asset-backed securities. For the purpose of this section, a “publicly traded entity” shall mean any entity having securities listed on a national securities exchange or included for quotation on an inter-dealer quotation system.~~

~~Section 9.10. Limitations on Investments in Commodities Contracts.  The Corporation may not invest in commodities or commodity futures contracts, except for futures contracts used solely for the purpose of hedging in connection with the ordinary business of investing in real estate assets and mortgages.~~

~~Section 9.11. Limitations Regarding Mortgage Loans. The Corporation may not make or invest in mortgage loans unless an appraisal is obtained concerning the underlying property, except for those mortgage loans insured or guaranteed by a government or government agency. In cases in which a majority of the Conflicts Committee so determines, and in all cases in which the transaction is with the Advisor, a Director, a Sponsor or an Affiliate thereof, such an appraisal must be obtained from an Independent Expert concerning the underlying property. The Corporation shall keep the appraisal for at least five years and make it available for inspection and duplication by any Common Stockholder. In addition, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title must be obtained. Further, the Advisor and the board of directors shall observe the following policies in connection with investing in or making mortgage loans:~~

~~(a)~~	~~The Corporation shall not invest in real estate contracts of sale, otherwise known as land sale contracts, unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.~~
~~(b)~~	~~The Corporation shall not make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless the board determines that a substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation,” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds 5% per annum of the principal balance of the loan.~~
~~(c)~~	~~The Corporation may not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of the Advisor, a Sponsor, a Director or an Affiliate of the Corporation.~~

~~Section 9.12. Limitations on Investments in Unimproved Real Property.  The Corporation may not make investments in Unimproved Real Property or mortgage loans on Unimproved Real Property in excess of 10% of the Corporation’s total assets.~~

~~Section 9.13. Limitations on Issuances of Securities.  The Corporation may not (a) issue equity securities on a deferred payment basis or other similar arrangement; (b) issue debt securities in the absence of adequate cash flow to cover debt service unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to service that higher level of debt as determined by the board of directors or a duly authorized executive officer of the Corporation; (c) issue equity securities that are assessable after receipt by the Corporation of the consideration for which the board of directors authorized their issuance; or (d) issue equity securities redeemable solely at the option of the holder, which restriction has no affect on the Corporation’s ability to implement a share repurchase program. The Corporation may issue shares of Preferred Stock with voting rights; provided that, when a privately issued share of Preferred Stock is entitled to vote on a matter with the holders of shares of Common Stock, the relationship between the number of votes per such share of Preferred Stock and the consideration paid to the Corporation for such share shall not exceed the relationship between the number of votes per any publicly offered share of Common Stock and the book value per outstanding share of Common Stock. Nothing in this Section 9.13 is intended to prevent the Corporation from issuing equity securities pursuant to a plan whereby the commissions on the sales of such securities are in whole or in part deferred and paid by the purchaser thereof out of future distributions on such securities or otherwise.~~

~~Section 9.14. Limitations on Roll-Up Transactions.  In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation’s assets shall be obtained from a competent Independent Expert. If the appraisal will be included in a Prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and, if applicable, the states in which registration of such securities is sought, as an exhibit to the registration statement for the offering. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act of 1933 and comparable provisions under state laws for any material misrepresentations or~~

~~material omissions in the appraisal. The Corporation’s assets shall be appraised on a consistent basis. The appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a 12-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Corporation and its stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to each Common Stockholder who votes against the proposed Roll-Up Transaction the choice of:~~

~~(a) accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b) one of the following:~~

~~(i) remaining as a Common Stockholder of the Corporation and preserving its interests therein on the same terms and conditions as existed previously; or~~

~~(ii) receiving cash in an amount equal to the stockholder’s pro rata share of the appraised value of the Net Assets of the Corporation.~~

~~The Corporation is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(a) that would result in the Common Stockholders having democracy rights in a Roll-Up Entity that are less than the rights set forth in Sections 11.1, 11.3, 11.4, 11.5 and 11.6 hereof;~~

~~(b) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or that would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of shares of Common Stock held by that investor;~~

~~(c) in which investors’ rights of access to the records of the Roll-Up Entity will be less than those described in Section 11.6 hereof; or~~

~~(d) in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is not approved by the Common Stockholders.~~

~~Section 9.15. Limitations on Underwriting.  The Corporation may not engage in underwriting or the agency distribution of securities issued by others.~~

~~ARTICLE X~~

~~CONFLICTS OF INTEREST~~

~~Section 10.1. Conflicts Committee.~~

~~(a) During any time that the Corporation is advised by the Advisor, there shall be a committee (the “Conflicts Committee”) of the board of directors composed of all of the Independent Directors. The Conflicts Committee is authorized to select and retain its own legal and financial advisors. In addition to those other powers delegated to the Conflicts Committee by this charter or by the board of directors, the Conflicts Committee may act on any matter that may be delegated to a committee under the MGCL. If a matter cannot be delegated to a committee under the MGCL but the Conflicts Committee has determined that the matter at issue is such that the exercise of independent judgment by the Directors who are not Independent Directors could reasonably be compromised, both the board of directors and the Conflicts Committee must approve the matter. Any board action regarding Organization and Offering Expenses or the selection of an Independent Expert or the matters covered in any of Sections 5.9, 7.6, 8.1, 8.2, 8.4, 8.5, 8.6, 8.7, 8.8, 9.1, 9.2, 9.8, 10.1, 11.1, 12.2, 12.3 or 12.4 shall require the approval of a majority of the Conflicts Committee.~~

~~(b) The Conflicts Committee may create a subcommittee of the Conflicts Committee and delegate to the subcommittee any of the powers of the Conflicts Committee. The members of any such subcommittee shall serve at the pleasure of the Conflicts Committee.~~

~~Section 10.2. Meetings of Conflicts Committee.  Any notice of a meeting of the board of directors shall be deemed to be a notice of a meeting of the Conflicts Committee.~~

~~ARTICLE XI~~

~~STOCKHOLDERS~~

~~Section 11.1. Meetings of Stockholders.  There shall be an annual meeting of the stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held on a date that is a reasonable period of time following the distribution of the Corporation’s annual report to Common Stockholders but not less than 30 days after delivery of such report; the board of directors and the Conflicts Committee shall take reasonable efforts to ensure that this requirement is met. The holders of a majority of shares of Capital Stock entitled to vote who are present in person or by proxy at an annual meeting of stockholders at which a quorum is present may, without the necessity for concurrence by the board, vote to elect the Directors. The presence in person or by proxy of stockholders entitled to cast 50% of all the votes entitled to be cast at the meeting on any matter constitutes a quorum. Special meetings of stockholders may be called in the manner provided in the bylaws, including by the president or by a majority of the Directors or a majority of the Independent Directors, and shall be called by an officer of the Corporation upon written request of Common Stockholders holding in the aggregate not less than 10% of the votes entitled to be cast on any issue proposed to be considered at any such special meeting. Upon receipt of a written request stating the purpose of such special meeting, our secretary shall provide all stockholders within 10 days of receipt of said request notice, whether in person or by mail, of a special meeting and the purpose of such special meeting to be held on a date not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of stockholders as described in this Section 11.1, the special meeting shall be held at the time and place specified in the stockholder request; provided, however, that if none is so specified, at such time and place convenient to the stockholders.~~

Section ~~11.2~~7.7. Extraordinary Actions.  Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

~~Section 11.3. Voting Rights of Stockholders.  The concurrence of the board shall not be required in order for the Common Stockholders to remove Directors or to amend the charter or dissolve the corporation. Without the approval of a majority of the shares of Common Stock entitled to vote on the matter, the board of directors may not (a) amend the charter to adversely affect the rights, preferences and privileges of the Common Stockholders; (b) amend charter provisions relating to Director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (c) liquidate or dissolve the Corporation other than before the initial investment in property; (d) sell all or substantially all of the Corporation’s assets other than in the ordinary course of the Corporation’s business or as otherwise permitted by law; or (e) cause the merger or similar reorganization of the Corporation.~~

~~Section 11.4. Voting Limitations on Shares Held by the Advisor, Directors and Affiliates.  No shares of Common Stock may be transferred or issued to the Advisor, a Director, or any Affiliate thereof unless such prospective stockholder agrees that it will not vote or consent on matters submitted to the Common Stockholders regarding (a) the removal of such Advisor, Director or any of its Affiliates or (b) any transaction between the Corporation and any such Advisor, Director or any of its Affiliates. To the extent permitted by the MGCL, in determining the requisite percentage in interest of shares of Common Stock necessary to approve a matter on which the Advisor, a Director and any of their Affiliates may not vote or consent, any shares owned by any of them shall not be included.~~

~~Section 11.5. Right of Inspection.  Any Common Stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times and may inspect and copy any such records for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be permitted upon reasonable notice and during normal business hours.~~

~~Section 11.6. Access to Stockholder List.  An alphabetical list of the names, addresses and telephone numbers of the Common Stockholders of the Corporation, along with the number of shares of Common Stock held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Corporation and shall be available for inspection by any Common Stockholder or the stockholder’s designated agent at the home office of the Corporation upon the request of the Common Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Common Stockholder so requesting within 10 days of receipt by the Corporation of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper and in a readily readable type size (in no event smaller than 10-point type). The Corporation may impose a reasonable charge for expenses incurred in reproduction pursuant to the stockholder request. A Common Stockholder may request a copy of the Stockholder List in connection with matters relating to stockholders’ voting rights, and the exercise of stockholder rights under federal proxy laws.~~

~~If the Advisor or the board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the board, as the case may be, shall be liable to any Common Stockholder requesting the list for the costs, including reasonable attorneys’ fees, incurred by that stockholder for compelling the production of the Stockholder List and for actual damages suffered by any Common Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is not for a proper purpose but is instead for the purpose of securing such list of stockholders or other information for the purpose of selling such list or copies thereof, or using the same for a commercial purpose other than in the interest of the applicant as a stockholder relative to the affairs of the Corporation. The Corporation may require the stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the stockholder’s interest in the Corporation. The remedies provided hereunder to stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to stockholders under federal law or the laws of any state.~~

~~Section 11.7. Reports.  The Corporation shall cause to be prepared and mailed or delivered to each Common Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held securities of the Corporation within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Initial Public Offering of its securities that shall include: (a) financial statements prepared in accordance with generally accepted accounting principles that are audited and reported on by independent certified public accountants; (b) the ratio of the costs of raising capital during the period to the capital raised; (c) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Corporation, including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Corporation; (d) the Total Operating Expenses of the Corporation, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (e) a report from the Conflicts Committee that the policies being followed by the Corporation are in the best interests of its Common Stockholders and the basis for such determination; and (f) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Corporation and the Advisor, the Sponsor, a Director or any Affiliate thereof occurring in the year for which the annual report is made, and the Conflicts Committee shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions. Alternatively, such information may be provided in a proxy statement delivered with the annual report. The board of directors, including the Independent Directors, shall take reasonable steps to ensure that the requirements of this Section 11.7 are met. The annual report may be delivered by any reasonable means, including through an electronic medium. Electronic delivery of the annual report or proxy statement shall comply with any then-applicable rules of the U.S. Securities and Exchange Commission.~~

Section ~~11.8~~7.8. Rights of Objecting Stockholders.  Holders of shares of Capital Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the board, upon the affirmative vote of a majority of the entire board, shall determine that such rights shall apply, with respect to all or any classes or series of Capital Stock, to a particular transaction or all transactions occurring after the date of such determination in connection with which holders of such shares of Capital Stock would otherwise be entitled to exercise such rights.

~~Section 11.9. Liability of Stockholders.  The shares of Common Stock of the Corporation shall be non-assessable by the Corporation upon receipt by the Corporation of the consideration for which the board of directors authorized their issuance.~~

Section ~~11.10~~7.9. Tender Offers.  If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended, including, without limitation, disclosure and notice requirements, which would be applicable if the tender offer was for more than 5% of the outstanding securities of the Corporation, provided, however, that such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Corporation at least 10 Business Days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Corporation, in its sole discretion, shall have the right to redeem such non-compliant Person’s shares of Capital Stock and any shares of Capital Stock acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) with respect to Common Stock, the price then being paid per share of Common Stock purchased in the Corporation’s latest offering of Common Stock at full purchase price (not discounted for commission reductions nor for reductions in sale price permitted pursuant to the distribution reinvestment plan), (ii) the fair market value of the shares as determined by an independent valuation obtained by the Corporation or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer, and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased shares to the Corporation. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section ~~11.10~~7.9, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this Section ~~11.10~~7.9. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 7.9 shall be of no force or effect with respect to Capital Stock that is then Listed.

~~ARTICLE XII~~

~~LIABILITY OF DIRECTORS,~~
~~OFFICERS, ADVISORS AND OTHER AGENTS~~

Section ~~12.1~~7.10.  Limitation of Director and Officer Liability.  ~~Except as prohibited by~~To the maximum extent that Maryland law ~~or the restrictions provided in Section 12.3~~in effect from time to time permits limitation of the liability of directors and officers of a corporation, no Director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section ~~12.1~~7.10, nor the adoption or amendment of any other provision of the charter or bylaws inconsistent with this Section ~~12.1~~7.10, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

Section 7.11.  Authority to Declare Stock Dividends of Different Classes. Subject to any preferential rights in favor of any class of Preferred Stock, the board of directors, in accordance with Section 2-309(c)(5)(i) of the MGCL, is hereby specifically authorized to, at any time, cause the Corporation to declare and pay a dividend payable in shares of any one class or multiple classes of Capital Stock to the holders of shares of any other class or classes of Capital Stock without obtaining stockholder approval.

~~Section 12.2. Indemnification.~~

~~(a) Except as prohibited by Maryland law or the restrictions provided in Section 12.2(b), Section 12.3 and Section 12.4, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of the final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Corporation, (ii) any individual who, while a Director of the Corporation and at the request of the~~

~~Corporation, serves or has served as a Director, officer, partner, member, manager or trustee of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise, and (iii) the Advisor or any of its Affiliates acting as an agent of the Corporation, each from and against any claim or liability to which such indemnitee may become subject or which such indemnitee may incur by reason of the indemnitee’s service in such capacity. Except as provided in Section 12.2(b), Section 12.3 and Section 12.4, the Corporation shall have the power with the approval of the board of directors to provide such indemnification and advancement of expenses to any Person who served a predecessor of the Corporation in any of the capacities described above or to any employee or agent of the Corporation or a predecessor of the Corporation or any employee of the Advisor or any of the Advisor’s Affiliates acting as an agent of the Corporation.~~

~~(b) Notwithstanding the foregoing, the Corporation shall not indemnify the Directors or the Advisors or its Affiliates or any Person acting as a broker-dealer for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Corporation were offered or sold as to indemnification for violations of securities laws.~~

~~(c) The rights of a director or officer to indemnification and advance of expenses provided hereby shall vest immediately upon election of such director or officer. No amendment of the charter or repeal of any of its provisions shall limit or eliminate the right of indemnification or advancement of expenses provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.~~

~~Section 12.3. Limitation on Exculpation and Indemnification.  Notwithstanding the foregoing, the Corporation shall not provide for indemnification of the Directors or the Advisor or its Affiliates for any liability or loss suffered by any of them, nor shall any of them be held harmless for any loss or liability suffered by the Corporation, unless all of the following conditions are met:~~

~~(1)~~	~~The Directors or the Advisor or its Affiliates have determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.~~
~~(2)~~	~~The Directors or the Advisor or its Affiliates were acting on behalf of or performing services for the Corporation.~~
~~(3)~~	~~Such liability or loss was not the result of:~~

~~(x) negligence or misconduct by the Directors (excluding the Independent Directors) or the Advisor or its Affiliates; or~~

~~(y) gross negligence or willful misconduct by the Independent Directors.~~

~~(4)~~	~~Such indemnification or agreement to hold harmless is recoverable only out of the Corporation’s Net Assets and not from its Common Stockholders.~~

~~Section 12.4. Limitation on Payment of Expenses.  The Corporation shall pay or reimburse reasonable legal expenses and other costs incurred by the Directors or the Advisors or its Affiliates in advance of the final disposition of a proceeding only if all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (b) the directors or the Advisor or its Affiliates provide the Corporation with written affirmation of the particular indemnitee’s good faith belief that such indemnitee has met the standard of conduct necessary for indemnification by the Corporation as authorized by Section 12.2 hereof, (c) the legal proceeding was initiated by a third party who is not a Common Stockholder or, if by a Common Stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (d) the Directors or the Advisor or its Affiliates~~

~~undertake to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the particular indemnitee is not entitled to indemnification.~~

ARTICLE ~~XIII~~VIII

AMENDMENT

~~Subject to Section 11.3, the~~The Corporation reserves the right from time to time to make any amendment to the charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding Capital Stock.

ARTICLE ~~XIV~~IX

GOVERNING LAW

The rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof~~; provided that the foregoing choice of law shall not restrict the application of any state’s securities laws to the sale of securities to its residents or within such state~~.

THIRD:  The amendment and restatement of the charter of the Corporation as hereinabove set forth ~~have~~has been duly advised and approved by a majority of the entire board of directors and approved by the stockholders of the Corporation as required by law.

FOURTH:  The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH:  The name and address of the Corporation’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH:  The number of Directors of the Corporation and the names of those currently in office are as set forth in Section 7.1 of the foregoing amendment and restatement of the charter.

SEVENTH:  The undersigned ~~President~~Co-President acknowledges the foregoing amendment and restatement of the charter to be the corporate act of the Corporation and as to all matters and facts required to be verified under oath, the undersigned ~~President~~Co-President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Phillips Edison — ARC Shopping Center REIT Inc., has caused the foregoing amendment and restatement of the charter to be signed in its name and on its behalf by its ~~President~~Co-President and attested to by its Secretary on this ~~15th~~   day of ~~September~~     , ~~2010~~201_.

PHILLIPS EDISON — ARC SHOPPING CENTER REIT INC.

By:	~~/s/ John B. Bessey~~ (SEAL) John Bessey ~~President~~Co-President

ATTEST

By:	~~/s/ Richard J. Smith Richard J. Smith~~Devin I. Murphy Secretary

PHILLIPS EDISON | ARC
SHOPPING CENTER REIT

P.O. Box 55909
Boston, MA 02205-5909

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Proxy Tabulator
P.O. Box 55909
Boston, MA 02205-9100

Please mark your choice like this X in blue or black ink.

The Board of Directors recommends a vote **FOR** all nominees listed in Proposal 1, **FOR** the three proposals to amend the charter contained in Proposal 2, and **FOR** Proposal 3 as described in the proxy statement.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. To vote for the election of directors (01) Jeffrey Edison (02) William Kahane (03) Leslie Chao (04) Paul Massey (05) Stephen Quazzo	☐	☐	☐

* To **Withhold authority** to vote for any individual nominee(s), write the number(s) of the nominee(s) in the box below.

I plan to attend the meeting ☐

Please sign exactly as your name appears on this proxy card. When shares of common stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by general partner or other authorized person.

Signature Date

Signature if held jointly Date

PHILLIPS EDISON | ARC
SHOPPING CENTER REIT

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.

Wednesday, July 9, 2014

11 a.m. (MDT)

At

Your Vote is Important!

Phillips Edison – ARC Shopping Center REIT Inc.

11501 Northlake Drive, Cincinnati, Ohio 45249

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints each of John B. Bessey, R. Mark Addy and Devin I. Murphy, as proxy and attorney-in-fact, each with the power to appoint his or her substitute, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of stockholders of PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC. to be held on July 9, 2014, and at any adjournments thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the notice of annual meeting of stockholders, the proxy statement and the annual report.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" all nominees in Proposal 1, "FOR" the proposals to amend our charter in Proposal 2, and "FOR" Proposal 3. The proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, the power and authority to adjourn the meeting to a date not more than 120 days after the record date in the event that a quorum is not obtained by the July 9, 2014 meeting date.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE

ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

IF YOU VOTE YOUR PROXY BY INTERNET OR TELEPHONE, YOU DO NOT NEED TO MAIL YOUR PROXY CARD.